Exhibit 99.2

Supplemental Financial Information For the quarter and year ended December 31, 2013 February 20, 2014

Supplemental Financial Information – Unaudited February 20, 2014

Table of Contents

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	3

About Sunstone	4

Forward-Looking Statement	5

Non-GAAP Financial Measures	6

CORPORATE FINANCIAL INFORMATION	9

Condensed Consolidated Balance Sheets Q4 2013 – Q4 2012	10

Consolidated Statements of Operations Q4 & FY 2013/2012	12

Reconciliation of Net Income to EBITDA and Adjusted EBITDA Q4 & FY 2013/2012	13

Reconciliation of Net Income to FFO and Adjusted FFO Q4 & FY 2013/2012	14

Pro Forma Consolidated Statements of Operations Q4 2013 – Q4 2012	15

EARNINGS GUIDANCE	16

Earnings Guidance for Q1 and FY 2014	17

Reconciliation of Net Income (Loss) to Adjusted EBITDA and Adjusted FFO Q1 and FY 2014	19

CAPITALIZATION	20

Comparative Capitalization Q4 2013 – Q4 2012	21

Consolidated Debt Summary Schedule	22

Consolidated Amortization and Debt Maturity Schedule	23

PROPERTY-LEVEL DATA	24

Supplemental Financial Information – Unaudited February 20, 2014

PROPERTY-LEVEL OPERATING STATISTICS	26

Q4 2013/2012	27

FY 2013/2012	28

OPERATING STATISTICS BY BRAND & GEOGRAPHY	29

Comparable Portfolio Operating Statistics by Brand Q4 & FY 2013/2012	30

Pro Forma Comparable Portfolio Property-Level FY 2013 EBITDA Contribution by Brand	31

Comparable Portfolio Operating Statistics by Region Q4 & FY 2013/2012	32

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	33

Property-Level EBITDA Q4 & FY 2013/2012	34

Property-Level EBITDA Margins Q4 & FY 2013/2012	35

APPENDIX	36

Reconciliation of Pro Forma Net Income (Loss) to EBITDA, Adjusted EBITDA, FFO and Adjusted FFO	37

Property-Level EBITDA Reconciliation	49

2013 Marriott Accounting Conversion	64

Supplemental Financial Information – Unaudited February 20, 2014

CORPORATE PROFILE, FINANCIAL DISCLOSURES,

AND SAFE HARBOR

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 3

Supplemental Financial Information – Unaudited February 20, 2014

About Sunstone

Sunstone Hotel Investors, Inc. (NYSE:SHO) is a lodging real estate investment trust (REIT) that, as of February 20, 2014, has interests in 29 hotels held for investment comprised of 13,753 rooms. Sunstone’s hotels are primarily in the upper upscale segment and are operated under nationally recognized brands, such as Marriott, Hilton, Hyatt, Fairmont and Sheraton.

Sunstone’s mission is to create meaningful value for our stockholders by becoming the premier hotel owner. Our values include transparency, trust, ethical conduct, communication and discipline. Our goal is to improve the quality and scale of our portfolio while gradually deleveraging our balance sheet. As demand for lodging generally fluctuates with the overall economy (we refer to these changes in demand as the lodging cycle), we seek to employ a balanced, cycle-appropriate corporate strategy that encompasses the following:

•                  Proactive portfolio management;

•                  Intensive asset management;

•                  Disciplined external growth; and

•                  Measured balance sheet improvement.

Corporate Headquarters
120 Vantis, Suite 350
Aliso Viejo, CA 92656
(949) 330-4000

Company Contacts
Ken Cruse
Chief Executive Officer
(949) 382-3012

John Arabia
President
(949) 382-3008

Bryan Giglia
Chief Financial Officer
(949) 382-3036

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 4

Supplemental Financial Information – Unaudited February 20, 2014

Forward-Looking Statement

This press release contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: volatility in the debt or equity markets affecting our ability to acquire or sell hotel assets; international, national and local economic and business conditions, including the likelihood of a U.S. recession; the ability to maintain sufficient liquidity and our access to capital markets; potential terrorist attacks, which would affect occupancy rates at our hotels and the demand for hotel products and services; operating risks associated with the hotel business; risks associated with the level of our indebtedness and our ability to meet covenants in our debt and equity agreements; relationships with property managers and franchisors; our ability to maintain our properties in a first-class manner, including meeting capital expenditure requirements; our ability to compete effectively in areas such as access, location, quality of accommodations and room rate structures; changes in travel patterns, taxes and government regulations, which influence or determine wages, prices, construction procedures and costs; our ability to identify, successfully compete for and complete acquisitions; the performance of hotels after they are acquired; necessary capital expenditures and our ability to fund them and complete them with minimum disruption; our ability to continue to satisfy complex rules in order for us to qualify as a REIT for federal income tax purposes; and other risks and uncertainties associated with our business described in the Company’s filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All forward-looking information in this presentation is as of February 20, 2014, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

This presentation should be read in conjunction with the consolidated financial statements and notes thereto included in our most recent reports on Form 10-K and Form 10-Q. Copies of these reports are available on our website at www.sunstonehotels.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 5

Supplemental Financial Information – Unaudited February 20, 2014

Non-GAAP Financial Measures

We present the following non-GAAP financial measures that we believe are useful to investors as key measures of our operating performance: Earnings Before Interest Expense, Taxes, Depreciation and Amortization, or EBITDA; Adjusted EBITDA (as defined below); Funds From Operations, or FFO; Adjusted FFO (as defined below); and comparable and pro forma comparable hotel EBITDA and comparable and pro forma comparable hotel EBITDA margin. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. EBITDA, Adjusted EBITDA, FFO, Adjusted FFO, comparable and pro forma comparable hotel EBITDA and comparable and pro forma comparable hotel EBITDA margin as calculated by us, may not be comparable to other companies that do not define such terms exactly as the Company. These non-GAAP measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to operating profit, cash flow from operations, or any other operating performance measure prescribed by GAAP. These non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

EBITDA is a commonly used measure of performance in many industries. We believe EBITDA is useful to investors in evaluating our operating performance because this measure helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure (primarily interest expense) and our asset base (primarily depreciation and amortization) from our operating results. We also believe the use of EBITDA facilitates comparisons between us and other lodging REITs, hotel owners who are not REITs and other capital-intensive companies. In addition, certain covenants included in our indebtedness use EBITDA as a measure of financial compliance. We also use EBITDA as a measure in determining the value of hotel acquisitions and dispositions.

Historically, we have adjusted EBITDA when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful information to investors regarding our operating performance and that the presentation of Adjusted EBITDA, when combined with the primary GAAP presentation of net income, is beneficial to an investor’s complete understanding of our operating performance.

We believe that the presentation of FFO provides useful information to investors regarding our operating performance because it is a measure of our operations without regard to specified non-cash items such as real estate depreciation and amortization, amortization of lease intangibles, any real estate impairment loss and any gain or loss on sale of real estate assets, all of which are based on historical cost accounting and may be of lesser significance in evaluating our current performance. We believe the use of FFO facilitates comparisons between us and other lodging REITs.

We also present Adjusted FFO when evaluating our operating performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance, and may facilitate comparisons of operating performance between periods and our peer companies.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 6

Supplemental Financial Information – Unaudited February 20, 2014

We adjust EBITDA and FFO for the following items, which may occur in any period, and refer to these measures as either Adjusted EBITDA or Adjusted FFO:

•                  Amortization of favorable and unfavorable contracts: we exclude the non-cash amortization of the favorable management contract asset recorded in conjunction with our acquisition of the Hilton Garden Inn Chicago Downtown/Magnificent Mile, along with the favorable tenant lease assets recorded in conjunction with our acquisitions of the Hilton New Orleans St. Charles and the Hyatt Regency San Francisco, and the unfavorable tenant lease liabilities recorded in conjunction with our acquisitions of the Boston Park Plaza, the Hilton Garden Inn Chicago Downtown/Magnificent Mile and the Hyatt Regency San Francisco. The amortization of favorable and unfavorable contracts does not reflect the underlying performance of our hotels.

•                  Ground rent adjustments: we exclude the non-cash expense incurred from straightlining our ground lease obligations as this expense does not reflect the underlying performance of our hotels.

•                  Gains or losses from debt transactions: we exclude the effect of finance charges and premiums associated with the extinguishment of debt, including the acceleration of deferred financing costs from the original issuance of the debt being redeemed or retired because, like interest expense, their removal helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure.

•                  Acquisition costs: under GAAP, costs associated with completed acquisitions are expensed in the year incurred. We exclude the effect of these costs because we believe they are not reflective of the ongoing performance of the Company.

•                  Consolidated partnership adjustments: we deduct the non-controlling partner’s pro rata share of any EBITDA or FFO adjustments related to our consolidated Hilton San Diego Bayfront partnership.

•                  Cumulative effect of a change in accounting principle: from time to time, the FASB promulgates new accounting standards that require the consolidated statement of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments because they do not reflect our actual performance for that period.

•                  Impairment losses: we exclude the effect of impairment losses because we believe that including them in Adjusted EBITDA and Adjusted FFO is not consistent with reflecting the ongoing performance of our remaining assets.

•                  Other adjustments: we exclude other adjustments such as lawsuit settlement costs (or the reversal of these costs), prior year property tax assessments and/or credits, management company transition costs, and departmental closing costs, including severance, because we do not believe these costs reflect our actual performance and/or the ongoing operations of our hotels.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 7

Supplemental Financial Information – Unaudited February 20, 2014

In addition, to derive Adjusted EBITDA we exclude the non-cash expense incurred with the amortization of deferred stock compensation as this expense does not reflect the underlying performance of our hotels. We also include an adjustment for the cash ground lease expense recorded on the Hyatt Chicago Magnificent Mile’s building lease. Upon acquisition of this hotel, we determined that the building lease was a capital lease, and, therefore, we include a portion of the capital lease payment each month in interest expense. We include an adjustment for ground lease expense on capital leases in order to more accurately reflect the operating performance of the Hyatt Chicago Magnificent Mile. We also exclude the effect of gains and losses on the disposition of depreciable assets because we believe that including them in Adjusted EBITDA is not consistent with reflecting the ongoing performance of our assets. In addition, material gains or losses from the depreciated value of the disposed assets could be less important to investors given that the depreciated asset value often does not reflect its market value.

To derive Adjusted FFO, we also exclude the non-cash gains or losses on our derivatives, as well as the original issuance costs associated with the redemption of preferred stock and any federal and state taxes associated with the application of net operating loss carryforwards. We believe that these items are not reflective of our ongoing finance costs.

Reconciliations of net income and pro forma net income (loss) to EBITDA and Adjusted EBITDA are set forth on page 13 and in the Appendix of this supplemental package.  We believe comparable and pro forma hotel EBITDA and comparable and pro forma hotel EBITDA margin are also useful to investors in evaluating our property-level operating performance. Reconciliations of net income and pro forma net income (loss) to FFO and Adjusted FFO are set forth on page 14 and in the Appendix of this supplemental package.

Our 28 comparable hotels include all hotels held for investment by the Company as of December 31, 2013, except the Boston Park Plaza due to the hotel’s addition of 12 rooms in September 2012 and 100 rooms in January 2013. Our 28 comparable hotels include prior ownership results as applicable in 2013 and 2012 for the Hilton New Orleans St. Charles acquired in May 2013 and the Hyatt Regency San Francisco acquired in December 2013, and in 2012 for the Hyatt Chicago Magnificent Mile acquired in June 2012 and the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired in July 2012. Our 29 pro forma comparable hotels include our comparable portfolio, plus our ownership results and prior ownership results for the Boston Park Plaza which was acquired in July 2013.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 8

Supplemental Financial Information – Unaudited February 20, 2014

CORPORATE FINANCIAL INFORMATION

CORPORATE FINANCIAL INFORMATION	Page 9

Supplemental Financial Information – Unaudited February 20, 2014

Condensed Consolidated Balance Sheets

Q4 2013 – Q4 2012

(In thousands)	December 31, 2013 (1)	September 30, 2013 (2)	June 30, 2013 (3)	March 31, 2013 (4)	December 31, 2012 (5)
Assets
Investment in hotel properties:
Land	$439,304	$323,164	$264,637	$260,939	$260,939
Buildings & improvements	2,977,458	2,835,056	2,655,644	2,554,898	2,541,024
Furniture, fixtures, & equipment	414,192	387,680	366,536	341,252	329,770
Other	207,878	201,676	188,891	233,980	217,116
	4,038,832	3,747,576	3,475,708	3,391,069	3,348,849
Less accumulated depreciation & amortization	(807,450)	(770,527)	(734,759)	(701,786)	(666,972)
	3,231,382	2,977,049	2,740,949	2,689,283	2,681,877

Other assets, net	39,730	40,947	62,049	52,287	47,238

Current assets:
Cash and cash equivalents	104,363	100,225	123,217	208,313	157,217
Cash proceeds held by accommodator	-	-	72,287	139,434	-
Restricted cash	89,306	84,139	76,711	69,423	78,394
Other current assets, net	44,017	53,326	41,943	44,908	171,949

Total assets	$3,508,798	$3,255,686	$3,117,156	$3,203,648	$3,136,675

*Footnotes on following page

CORPORATE FINANCIAL INFORMATION	Page 10

Supplemental Financial Information – Unaudited February 20, 2014

Condensed Consolidated Balance Sheets

Q4 2013 – Q4 2012 (cont.)

(In thousands)	December 31, 2013 (1)	September 30, 2013 (2)	June 30, 2013 (3)	March 31, 2013 (4)	December 31, 2012 (5)
Liabilities
Current liabilities:
Current portion of notes payable	$23,289	$23,351	$20,571	$19,757	$18,726
Exchangeable senior notes, less discount (6)	-	-	-	-	57,997
Other current liabilities	96,780	100,997	82,229	87,933	123,282
Total current liabilities	120,069	124,348	102,800	107,690	200,005

Notes payable, less current portion	1,380,786	1,387,006	1,275,626	1,281,112	1,286,666
Capital lease obligations, less current portion	15,586	15,594	15,603	15,615	15,621
Other liabilities	39,958	39,901	38,955	32,583	15,070

Total liabilities	1,556,399	1,566,849	1,432,984	1,437,000	1,517,362

Series C cumulative convertible redeemable preferred stock	-	-	-	100,000	100,000

Equity
Stockholders’ equity:
8% Series A cumulative redeemable preferred stock	-	-	-	-	176,250
8% Series D cumulative redeemable preferred stock	115,000	115,000	115,000	115,000	115,000

Common stock, $0.01 par value, 500,000,000 shares authorized	1,809	1,609	1,609	1,608	1,352

Additional paid in capital	2,068,721	1,796,656	1,795,295	1,793,825	1,493,397
Retained earnings	224,364	219,837	205,788	187,005	158,376
Cumulative dividends	(511,444)	(500,001)	(489,558)	(486,047)	(475,144)
Accumulated other comprehensive loss	-	-	-	-	(5,335)
Total stockholders’ equity	1,898,450	1,633,101	1,628,134	1,611,391	1,463,896
Non-controlling interest in consolidated joint ventures	53,949	55,736	56,038	55,257	55,417

Total equity	1,952,399	1,688,837	1,684,172	1,666,648	1,519,313

Total liabilities and equity	$3,508,798	$3,255,686	$3,117,156	$3,203,648	$3,136,675

(1) As presented on Form 10-K to be filed in February 2014.

(2) As presented on Form 10-Q filed November 12, 2013.

(3) As presented on Form 10-Q filed August 7, 2013.

(4) As presented on Form 10-Q filed May 8, 2013.

(5) As presented on Form 10-K filed February 25, 2013.

(6) Face value of $58.0 million.

CORPORATE FINANCIAL INFORMATION	Page 11

Supplemental Financial Information – Unaudited February 20, 2014

Consolidated Statements of Operations

Q4 & FY 2013/2012

	Three Months Ended December 31,		Years Ended December 31,
(In thousands, except per share data)	2013	2012	2013	2012

Revenues
Room	$171,364	$160,817	$653,955	$576,146
Food and beverage	57,796	57,798	213,346	200,810
Other operating	14,735	14,352	56,523	52,128
Total revenues	243,895	232,967	923,824	829,084
Operating expenses
Room	46,023	40,910	170,361	147,932
Food and beverage	39,646	39,333	147,713	139,106
Other operating	4,406	4,391	16,819	16,162
Advertising and promotion	12,540	12,096	47,306	42,474
Repairs and maintenance	9,841	9,251	35,884	32,042
Utilities	6,799	6,760	27,006	25,596
Franchise costs	8,913	8,644	32,932	30,067
Property tax, ground lease and insurance	20,804	16,587	79,004	66,830
Property general and administrative	27,493	26,229	103,454	94,642
Corporate overhead	6,555	5,430	26,671	24,316
Depreciation and amortization	36,235	34,339	137,476	130,907
Total operating expenses	219,255	203,970	824,626	750,074
Operating income	24,640	28,997	99,198	79,010
Interest and other income	743	142	2,821	297
Interest expense	(18,699)	(18,721)	(72,239)	(76,821)
Loss on extinguishment of debt	-	-	(44)	(191)
Income before income taxes and discontinued operations	6,684	10,418	29,736	2,295
Income tax provision	(1,435)	(1,148)	(8,145)	(1,148)
Income from continuing operations	5,249	9,270	21,591	1,147
Income from discontinued operations	-	1,844	48,410	48,410
Net income	5,249	11,114	70,001	49,557
Income from consolidated joint venture attributable to non-controlling interest	(722)	(67)	(4,013)	(1,761)
Distributions to non-controlling interest	(8)	(7)	(32)	(31)
Dividends paid on unvested restricted stock compensation	(100)	-	(201)	-
Preferred stock dividends and redemption charges	(2,300)	(7,437)	(19,013)	(29,748)
Undistributed income allocated to unvested restricted stock compensation	-	(41)	(235)	(203)
Income available to common stockholders	$2,119	$3,562	$46,507	$17,814

Basic and diluted per share amounts:
Income (loss) from continuing operations available (attributable) to common stockholders	$0.01	$0.01	$(0.01)	$(0.24)
Income from discontinued operations	-	0.02	0.30	0.38
Basic and diluted income available to common stockholders per common share	$0.01	$0.03	$0.29	$0.14

Basic and diluted weighted average common shares outstanding	174,119	135,237	161,784	127,027

Dividends declared per common share	$0.05	$-	$0.10	$-

CORPORATE FINANCIAL INFORMATION	Page 12

Supplemental Financial Information – Unaudited February 20, 2014

Reconciliation of Net Income to EBITDA and Adjusted EBITDA
Q4 & FY 2013/2012

	Three Months Ended		Years Ended
	December 31,		December 31,
(In thousands)	2013	2012	2013	2012

Net income	$5,249	$11,114	$70,001	$49,557
Operations held for investment:
Depreciation and amortization	36,235	34,339	137,476	130,907
Amortization of lease intangibles	1,028	1,029	4,112	4,113
Interest expense	18,699	18,721	72,239	76,821
Income tax provision	1,435	1,148	8,145	1,148
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(722)	(67)	(4,013)	(1,761)
Depreciation and amortization	(807)	(1,424)	(3,956)	(5,685)
Interest expense	(582)	(605)	(2,341)	(2,477)
Discontinued operations:
Depreciation and amortization	-	2,182	-	13,164
Amortization of lease intangibles	-	-	-	14
Interest expense	-	387	99	6,490
EBITDA	60,535	66,824	281,762	272,291

Operations held for investment:
Amortization of deferred stock compensation	1,280	812	4,858	3,466
Amortization of favorable and unfavorable contracts, net	45	114	320	206
Non-cash straightline lease expense	507	694	2,055	2,777
Capital lease obligation interest - cash ground rent	(351)	(351)	(1,404)	(819)
(Gain) loss on sale of assets, net	(7)	(4)	(12)	18
Loss on extinguishment of debt	-	-	44	191
Closing costs - completed acquisitions	395	-	1,678	1,965
Lawsuit settlement costs, net	-	-	358	158
Prior year property tax and CAM adjustments, net	-	-	106	621
Hotel laundry closing costs	-	199	-	623
Non-controlling interests:
Non-cash straightline lease expense	(112)	(111)	(450)	(450)
Prior year property tax adjustments, net	-	-	-	(202)
Discontinued operations:
Gain on sale of assets, net	-	-	(51,620)	(38,292)
Loss on extinguishment of debt	-	-	3,115	-
Lawsuit settlement costs reversal	-	-	-	(48)
	1,757	1,353	(40,952)	(29,786)

Adjusted EBITDA	$62,292	$68,177	$240,810	$242,505

CORPORATE FINANCIAL INFORMATION	Page 13

Supplemental Financial Information – Unaudited February 20, 2014

Reconciliation of Net Income to FFO and Adjusted FFO

Q4 & FY 2013/2012

	Three Months Ended		Years Ended
	December 31,		December 31,
(In thousands)	2013	2012	2013	2012

Net income	$5,249	$11,114	$70,001	$49,557
Preferred stock dividends and redemption charges	(2,300)	(7,437)	(19,013)	(29,748)
Operations held for investment:
Real estate depreciation and amortization	35,850	34,005	136,047	129,668
Amortization of lease intangibles	1,028	1,029	4,112	4,113
(Gain) loss on sale of assets, net	(7)	(4)	(12)	18
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(722)	(67)	(4,013)	(1,761)
Real estate depreciation and amortization	(807)	(1,424)	(3,956)	(5,685)
Discontinued operations:
Real estate depreciation and amortization	-	2,182	-	13,164
Amortization of lease intangibles	-	-	-	14
Gain on sale of assets, net	-	-	(51,620)	(38,292)
FFO	38,291	39,398	131,546	121,048

Operations held for investment:
Amortization of favorable and unfavorable contracts, net	45	114	320	206
Non-cash straightline lease expense	507	694	2,055	2,777
Write-off of deferred financing fees	-	-	-	3
Non-cash interest related to (gain) loss on derivatives, net	(96)	(189)	(525)	406
Loss on extinguishment of debt	-	-	44	191
Closing costs - completed acquisitions	395	-	1,678	1,965
Lawsuit settlement costs, net	-	-	358	158
Prior year property tax and CAM adjustments, net	-	-	106	621
Hotel laundry closing costs	-	199	-	623
Income tax provision	1,435	1,148	8,145	1,148
Preferred stock redemption charges	-	-	4,770	-
Non-controlling interests:
Non-cash straightline lease expense	(112)	(111)	(450)	(450)
Non-cash interest related to loss on derivative, net	(1)	-	(3)	(1)
Prior year property tax adjustments, net	-	-	-	(202)
Discontinued operations:
Loss on extinguishment of debt	-	-	3,115	-
Write-off of deferred financing fees	-	-	-	185
Lawsuit settlement costs reversal	-	-	-	(48)
	2,173	1,855	19,613	7,582

Adjusted FFO	$40,464	$41,253	$151,159	$128,630

FFO per diluted share	$0.22	$0.29	$0.81	$0.95

Adjusted FFO per diluted share	$0.23	$0.30	$0.93	$1.01

Basic weighted average shares outstanding	174,119	135,237	161,784	127,027
Shares associated with unvested restricted stock awards	639	385	467	274
Diluted weighted average shares outstanding	174,758	135,622	162,251	127,301

CORPORATE FINANCIAL INFORMATION	Page 14

Supplemental Financial Information – Unaudited February 20, 2014

Pro Forma Consolidated Statements of Operations

Q4 2013 – Q4 2012

	Three Months Ended (1)
(Unaudited and in thousands)	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2013	2013	2013	2013	2012
Revenues
Room	$183,108	$199,057	$202,435	$156,381	$189,087
Food and beverage	62,340	57,254	63,645	57,033	66,852
Other operating	15,439	16,686	15,313	14,512	16,507
Total revenues	260,887	272,997	281,393	227,926	272,446

Operating Expenses
Room	50,078	51,833	50,230	46,133	50,578
Food and beverage	43,309	42,545	43,205	42,204	47,067
Other expenses	96,205	97,552	97,172	92,889	97,987
Corporate overhead	6,555	6,586	7,359	6,171	5,430
Depreciation and amortization	38,059	37,786	36,939	39,136	39,460
Total operating expenses	234,206	236,302	234,905	226,533	240,522

Operating Income	26,681	36,695	46,488	1,393	31,924

Equity in earnings unconsolidated joint ventures	-	-	-	-	-
Interest income and other income	743	727	788	746	829
Interest expense	(18,699)	(18,854)	(18,600)	(18,568)	(18,959)

Income (loss) before income taxes and discontinued operations	8,725	18,568	28,676	(16,429)	13,794
Income tax provision	(1,435)	(424)	(129)	(6,157)	(1,148)

Income (loss) from continuing operations	7,290	18,144	28,547	(22,586)	12,646
Income from discontinued operations	-	-	-	48,410	1,844

Net Income	$7,290	$18,144	$28,547	$25,824	$14,490

Adjusted EBITDA (2)	$66,157	$74,870	$84,906	$41,559	$72,499

(1)

Includes the Company’s ownership results and prior ownership results for the pro forma 29 hotel portfolio held for investment by the Company as of December 31, 2013.  Excludes interest expense and loss on extinguishment of debt on the Senior Notes due to their repayment in January 2013. Includes the 11% dividend on the $25.0 million preferred equity investment that the Company retained on the disposition of the four-hotel portfolio (Kahler Grand, Kahler Inn & Suites, Marriott Rochester and Residence Inn by Marriott Rochester) sold in January 2013.

(2)	Pro Forma Adjusted EBITDA reconciliations by quarter for 2013 can be found in the Appendix of this supplemental package. Fourth quarter 2012 reflects the adjustments included in Footnote 1 above.

CORPORATE FINANCIAL INFORMATION	Page 15

Supplemental Financial Information – Unaudited February 20, 2014

EARNINGS GUIDANCE

EARNINGS GUIDANCE	Page 16

Supplemental Financial Information – Unaudited February 20, 2014

Earnings Guidance for Q1 and FY 2014

The Company is providing guidance at this time, but does not undertake to make updates for any developments in its business or changes in the operating environment.  Achievement of the anticipated results is subject to risks and uncertainties, including those disclosed in the Company’s filings with the Securities and Exchange Commission.  The Company’s guidance does not take into account the impact of any unannounced hotel acquisitions, dispositions, re-brandings, management changes, transition costs, prior-year property tax assessments and/or credits, debt repurchases or unannounced financings during 2014.

For the first quarter of 2014, the Company expects:

Metric	Quarter Ended March 31, 2014 Guidance
Comparable Hotel RevPAR Growth	+5.5% - 7.5%
Net Loss ($ millions)	($11) - ($8)
Adjusted EBITDA ($ millions)	$44 - $47
Adjusted FFO ($ millions)	$23 - $26
Adjusted FFO per diluted share	$0.12 - $0.14
Diluted Weighted Average Shares Outstanding	181,600,000

For the full year 2014, the Company expects:

Metric	Year Ended December 31, 2014 Guidance
Comparable Hotel RevPAR Growth	+4.0% - 6.5%
Net Income ($ millions)	$57 - $77
Adjusted EBITDA ($ millions)	$275 - $295
Adjusted FFO ($ millions)	$190 - $210
Adjusted FFO per diluted share	$1.04 - $1.15
Diluted Weighted Average Shares Outstanding	182,100,000

EARNINGS GUIDANCE	Page 17

Supplemental Financial Information – Unaudited February 20, 2014

Earnings Guidance for Q1 and FY 2014

First quarter and full year 2014 guidance are based in part on the following assumptions:

•                  Full year comparable hotel EBITDA margin expansion of approximately 25 to 125 basis points.

•                  Full year corporate overhead expense (excluding stock amortization and one-time expenses related to future acquisition closing costs) of approximately $21 million to $22 million.

•                  Full year interest expense of approximately $69 million, including $3 million in amortization of deferred financing fees.

•                  Full year preferred dividends of $9.2 million for the Series D cumulative redeemable preferred stock.

EARNINGS GUIDANCE	Page 18

Supplemental Financial Information – Unaudited February 20, 2014

Reconciliation of Net Income (Loss) to Adjusted EBITDA and Adjusted FFO

Q1 and FY 2014

Reconciliation of Net Income (Loss) to Adjusted EBITDA

	Quarter Ended		Year Ended
	March 31, 2014		December 31, 2014
	Low	High	Low	High

Net income (loss)	$(10,550)	$(7,550)	$56,650	$76,650
Depreciation and amortization	37,000	37,000	148,000	148,000
Amortization of lease intangibles	1,000	1,000	4,000	4,000
Interest expense	17,700	17,700	69,500	69,500
Income tax provision	300	300	1,000	1,000
Non-controlling interests	(3,000)	(3,000)	(11,550)	(11,550)
Amortization of deferred stock compensation	1,300	1,300	6,000	6,000
Non-cash straightline lease expense	600	600	2,800	2,800
Capital lease obligation interest - cash ground rent	(350)	(350)	(1,400)	(1,400)
Adjusted EBITDA	$44,000	$47,000	$275,000	$295,000

Reconciliation of Net Income (Loss) to Adjusted FFO

Net income (loss)	$(10,550)	$(7,550)	$56,650	$76,650
Preferred stock dividends	(2,300)	(2,300)	(9,200)	(9,200)
Real estate depreciation and amortization	36,450	36,450	146,000	146,000
Non-controlling interests	(2,600)	(2,600)	(10,000)	(10,000)
Amortization of lease intangibles	1,000	1,000	4,000	4,000
Non-cash straightline lease expense	600	600	2,800	2,800
Adjusted FFO	$22,600	$25,600	$190,250	$210,250

Adjusted FFO per diluted share	$0.12	$0.14	$1.04	$1.15

Diluted weighted average shares outstanding	181,600	181,600	182,100	182,100

EARNINGS GUIDANCE	Page 19

Supplemental Financial Information – Unaudited February 20, 2014

CAPITALIZATION

CAPITALIZATION	Page 20

Supplemental Financial Information – Unaudited February 20, 2014

Comparative Capitalization

Q4 2013 – Q4 2012

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
(In thousands, except per share data)	2013	2013	2013	2013	2012

Common Share Price & Dividends
At the end of the quarter	$13.40	$12.74	$12.08	$12.31	$10.71
High during quarter ended	$14.06	$13.49	$13.09	$12.31	$10.97
Low during quarter ended	$12.50	$11.87	$11.14	$11.02	$9.34
Common dividends per share	$0.05	$0.05	$-	$-	$-

Common Shares & Units
Common shares outstanding (1)	182,868	182,871	162,871	162,823	158,777
Units outstanding	-	-	-	-	-
Total common shares and units outstanding	182,868	182,871	162,871	162,823	158,777

Capitalization
Market value of common equity	$2,450,431	$2,329,777	$1,967,482	$2,004,351	$1,700,502
Liquidation value of preferred equity - Series A (2)	-	-	-	-	-
Liquidation value of preferred equity - Series C (3)	-	-	-	-	100,000
Liquidation value of preferred equity - Series D	115,000	115,000	115,000	115,000	115,000
Consolidated debt (4)	1,404,075	1,410,357	1,415,387	1,300,869	1,305,392
Consolidated total capitalization	3,969,506	3,855,134	3,497,869	3,420,220	3,220,894

Non-controlling interest in consolidated debt	(57,863)	(58,072)	(58,278)	(58,481)	(58,681)
Pro rata total capitalization	$3,911,643	$3,797,062	$3,439,591	$3,361,739	$3,162,213

Consolidated debt to total capitalization	35.4%	36.6%	40.5%	38.0%	40.5%
Pro rata debt to pro rata total capitalization	34.4%	35.6%	39.5%	37.0%	39.4%
Consolidated debt and preferred equity to total capitalization	38.3%	39.6%	43.8%	41.4%	47.2%
Pro rata debt and preferred equity to total capitalization	37.4%	38.6%	42.8%	40.4%	46.2%

(1)

Reflects shares outstanding at respective dates. Common shares outstanding at September 30, 2013 includes the effects of the Company's issuance of 20,000,000 shares in November 2013. Common shares outstanding at December 31, 2012 includes the effects of the Company's issuance of 22,000,000 shares in February 2013, and excludes the underwriters' over-allotment of 3,300,000 shares.

(2)	Liquidation value of preferred equity - Series A at December 31, 2012 includes the effects of the Company's redemption of all 7,050,000 shares of its Series A preferred stock on March 1, 2013.
(3)	Liquidation value of preferred equity - Series C at March 31, 2013 includes the effects of the Company's redemption of all 4,102,564 shares of its Series C preferred stock on May 31, 2013.
(4)

Consolidated debt at June 30, 2013 includes $119.2 million of debt assumed in connection with the acquisition of the Boston Park Plaza in July 2013. Consolidated debt at December 31, 2012 does not include debt secured by the Kahler Grand and the commercial laundry facility, which was classified as held for sale and included in discontinued operations as of December 31, 2012 due to their sale in January 2013. It also excludes the Company's remaining balance of $58.0 million of its exchangeable senior notes which were repurchased in January 2013.

CAPITALIZATION	Page 21

Supplemental Financial Information – Unaudited February 20, 2014

Consolidated Debt Summary Schedule

(In thousands)		Interest Rate /	Maturity	December 31, 2013	Balance At
Debt	Collateral	Spread	Date	Balance	Maturity

Fixed Rate Debt
Secured Mortgage Debt	Marriott Houston	5.34%	5/1/2015	$21,623	$20,706
Secured Mortgage Debt	Marriott Park City	5.34%	5/1/2015	14,096	13,498
Secured Mortgage Debt	Marriott Philadelphia	5.34%	5/1/2015	25,540	24,457
Secured Mortgage Debt	Marriott Tysons Corner	5.34%	5/1/2015	42,193	40,404
Secured Mortgage Debt	JW Marriott New Orleans	5.45%	9/1/2015	39,703	38,174
Secured Mortgage Debt	Renaissance Harborplace	5.13%	1/1/2016	92,389	85,227
Secured Mortgage Debt	Hilton North Houston	5.66%	3/11/2016	31,800	30,579
Secured Mortgage Debt	Renaissance Orlando at SeaWorld®	5.52%	7/1/2016	78,105	72,418
Secured Mortgage Debt	Embassy Suites Chicago	5.58%	3/1/2017	70,967	65,756
Secured Mortgage Debt	Marriott Boston Long Wharf	5.58%	4/11/2017	176,000	176,000
Secured Mortgage Debt	Boston Park Plaza	4.40%	2/1/2018	118,256	109,813
Secured Mortgage Debt	Embassy Suites La Jolla	6.60%	6/1/2019	67,908	62,284
Secured Mortgage Debt	Hilton Times Square	4.97%	11/1/2020	88,139	76,145
Secured Mortgage Debt	Renaissance Washington DC	5.95%	5/1/2021	126,445	106,855
Total Fixed Rate Debt				993,164	922,316
Secured Mortgage Debt	Hilton San Diego Bayfront	L + 3.25%	4/15/2016	231,451	223,330
Secured Mortgage Debt	Doubletree Guest Suites Times Square	L + 3.25%	10/10/2018	179,460	167,738
Credit Facility	Unsecured	L + 1.75% - 3.50%	11/1/2015	-	-
Total Variable Rate Debt				410,911	391,068

TOTAL CONSOLIDATED DEBT				$1,404,075	$1,313,384

Preferred Stock
Series D cumulative redeemable preferred		8.00%	perpetual	$115,000

Debt Statistics
% Fixed Rate Debt				70.7%
% Floating Rate Debt				29.3%
Average Interest Rate (1)				4.86%
Weighted Average Maturity of Debt				3.7 years

(1)  Average Interest Rate on variable-rate debt obligations is calculated based on the variable rates at December 31, 2013 and includes the effect of the Company’s interest rate derivative agreements.

CAPITALIZATION	Page 22

Supplemental Financial Information – Unaudited February 20, 2014

Consolidated Amortization and Debt Maturity Schedule

(1)         Percent of Current Total Capitalization is calculated by dividing the sum of scheduled principal amortization and maturity payments by the December 31, 2013 pro rata total capitalization as presented on page 21.

CAPITALIZATION	Page 23

Supplemental Financial Information – Unaudited February 20, 2014

PROPERTY-LEVEL DATA

PROPERTY-LEVEL DATA	Page 24

Supplemental Financial Information – Unaudited February 20, 2014

Property-Level Data

Hotel		Location	Brand	Number of Rooms (1)	% of Total Rooms	Ownership Interest	Interest	Leasehold Maturity (2)	Year Acquired

1	Hilton San Diego Bayfront	California	Hilton	1,190	8.66%	75%	Leasehold	2071	2011
2	Boston Park Plaza (3)	Massachusetts	Independent	1,053	7.66%	100%	Fee Simple		2013
3	Renaissance Washington DC	Washington DC	Marriott	807	5.87%	100%	Fee Simple		2005
4	Hyatt Regency San Francisco	California	Hyatt	802	5.84%	100%	Fee Simple		2013
5	Renaissance Orlando at SeaWorld® (4)	Florida	Marriott	781	5.68%	100%	Fee Simple		2005
6	Renaissance Harborplace	Maryland	Marriott	622	4.53%	100%	Leasehold	2085	2005
7	Renaissance Los Angeles Airport	California	Marriott	499	3.63%	100%	Fee Simple		2007
8	JW Marriott New Orleans (5)	Louisiana	Marriott	496	3.61%	100%	Leasehold	2081	2011
9	Hilton North Houston	Texas	Hilton	480	3.49%	100%	Fee Simple		2002
10	Marriott Quincy	Massachusetts	Marriott	464	3.38%	100%	Fee Simple		2007
11	Doubletree Guest Suites Times Square	New York	Hilton	460	3.35%	100%	Leasehold	2127	2011
12	Hilton Times Square	New York	Hilton	460	3.35%	100%	Leasehold	2091	2006
13	Fairmont Newport Beach	California	Fairmont	444	3.23%	100%	Leasehold	2082	2005
14	Hyatt Chicago Magnificent Mile	Illinois	Hyatt	419	3.05%	100%	Leasehold	2097	2012
15	Marriott Boston Long Wharf	Massachusetts	Marriott	412	3.00%	100%	Fee Simple		2007
16	Hyatt Regency Newport Beach	California	Hyatt	407	2.96%	100%	Leasehold	2048	2002
17	Marriott Tysons Corner	Virginia	Marriott	396	2.88%	100%	Fee Simple		2002
18	Marriott Houston	Texas	Marriott	390	2.84%	100%	Fee Simple		2002
19	Renaissance Long Beach	California	Marriott	374	2.72%	100%	Fee Simple		2005
20	Embassy Suites Chicago	Illinois	Hilton	368	2.68%	100%	Fee Simple		2002
21	Hilton Garden Inn Chicago Downtown/Magnificent Mile	Illinois	Hilton	357	2.60%	100%	Fee Simple		2012
22	Renaissance Westchester	New York	Marriott	348	2.53%	100%	Fee Simple		2010
23	Embassy Suites La Jolla	California	Hilton	340	2.47%	100%	Fee Simple		2006
24	Marriott Philadelphia	Pennsylvania	Marriott	289	2.10%	100%	Fee Simple		2002
25	Hilton New Orleans St. Charles	Louisiana	Hilton	250	1.82%	100%	Fee Simple		2013
26	Marriott Portland	Oregon	Marriott	249	1.81%	100%	Fee Simple		2000
27	Sheraton Cerritos	California	Sheraton	203	1.48%	100%	Leasehold	2087	2005
28	Marriott Park City	Utah	Marriott	199	1.45%	100%	Fee Simple		1999
29	Courtyard by Marriott Los Angeles	California	Marriott	185	1.35%	100%	Leasehold	2096	1999

	Total pro forma comparable portfolio			13,744	100%

(1)

As of December 31, 2013, the Company’s total room count was 13,744. In January 2014, the Boston Park Plaza added one room, and in February 2014, the Doubletree Guest Suites Times Square added eight rooms, bringing the Company’s total room count to 13,753 as of the date of this release.

(2)	Assumes the full exercise of all lease extensions.
(3)	On January 1, 2012, the Boston Park Plaza had 941 rooms. The hotel added 12 rooms in September 2012, and an additional 100 rooms in January 2013.
(4)	Reflects 100% economic interest in the Renaissance Orlando at SeaWorld®.
(5)

Hotel is subject to a ground lease that expires in 2081.  In addition, it is also subject to a municipal air rights lease that matures in 2044 that applies only to certain balcony space and is not integral to the hotel operation.

PROPERTY-LEVEL DATA	Page 25

Supplemental Financial Information – Unaudited February 20, 2014

PROPERTY-LEVEL OPERATING STATISTICS

PROPERTY-LEVEL OPERATING STATISTICS	Page 26

Supplemental Financial Information – Unaudited February 20, 2014

Property-Level Operating Statistics

Q4 2013/2012

	Hotels sorted by number of rooms	ADR			Occupancy			RevPAR
		For the Three Months Ended December 31,			For the Three Months Ended December 31,			For the Three Months Ended December 31,
		2013	2012	Variance	2013	2012	Variance	2013	2012	Variance
1	Hilton San Diego Bayfront	$187.45	$191.19	-2.0%	78.7%	77.5%	1.5%	$147.52	$148.17	-0.4%
2	Renaissance Washington DC	225.63	202.76	11.3%	70.8%	66.4%	3.1%	159.75	134.63	18.7%
3	Hyatt Regency San Francisco (1)	249.85	233.07	7.2%	85.2%	80.8%	5.4%	212.87	188.32	13.0%
4	Renaissance Orlando at SeaWorld ®	124.17	129.08	-3.8%	62.9%	62.4%	-5.4%	78.10	80.55	-3.0%
5	Renaissance Harborplace	163.01	165.76	-1.7%	65.2%	67.9%	4.3%	106.28	112.55	-5.6%
6	Renaissance Los Angeles Airport	112.75	115.04	-2.0%	84.7%	78.5%	9.1%	95.50	90.31	5.7%
7	JW Marriott New Orleans	205.30	165.16	24.3%	77.3%	81.0%	-2.5%	158.70	133.78	18.6%
8	Hilton North Houston	100.69	97.93	2.8%	78.3%	75.5%	3.7%	78.84	73.94	6.6%
9	Marriott Quincy	148.39	146.93	1.0%	74.4%	73.6%	6.1%	110.40	108.14	2.1%
10	Doubletree Guest Suites Times Square	423.61	457.50	-7.4%	98.2%	98.6%	-0.4%	415.99	451.10	-7.8%
11	Hilton Times Square	353.29	364.26	-3.0%	99.3%	98.6%	0.7%	350.82	359.16	-2.3%
12	Fairmont Newport Beach	140.82	133.00	5.9%	62.9%	67.8%	-7.2%	88.58	90.17	-1.8%
13	Hyatt Chicago Magnificent Mile	172.43	171.99	0.3%	76.6%	81.4%	-5.9%	132.08	140.00	-5.7%
14	Marriott Boston Long Wharf	276.48	259.86	6.4%	83.7%	81.6%	5.4%	231.41	212.05	9.1%
15	Hyatt Regency Newport Beach	134.14	122.94	9.1%	78.3%	64.0%	22.3%	105.03	78.68	33.5%
16	Marriott Tysons Corner	135.64	164.37	-17.5%	73.7%	68.2%	13.7%	99.97	112.10	-10.8%
17	Marriott Houston	104.53	94.91	10.1%	77.7%	74.5%	4.3%	81.22	70.71	14.9%
18	Renaissance Long Beach	133.67	130.90	2.1%	66.9%	70.3%	-3.9%	89.43	92.02	-2.8%
19	Embassy Suites Chicago	185.12	194.13	-4.6%	90.4%	85.2%	6.1%	167.35	165.40	1.2%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile	160.66	168.40	-4.6%	79.4%	86.1%	-7.8%	127.56	144.99	-12.0%
21	Renaissance Westchester	145.57	144.82	0.5%	72.1%	73.2%	-1.5%	104.96	106.01	-1.0%
22	Embassy Suites La Jolla	147.10	151.93	-3.2%	80.0%	74.3%	7.7%	117.68	112.88	4.3%
23	Marriott Philadelphia	157.03	160.35	-2.1%	67.6%	71.8%	-0.7%	106.15	115.13	-7.8%
24	Hilton New Orleans St. Charles (1)	178.83	158.70	12.7%	75.4%	76.0%	-0.8%	134.84	120.61	11.8%
25	Marriott Portland	150.41	141.85	6.0%	84.0%	77.7%	8.1%	126.34	110.22	14.6%
26	Sheraton Cerritos	115.43	107.44	7.4%	90.3%	91.7%	-1.5%	104.23	98.52	5.8%
27	Marriott Park City	142.64	125.58	13.6%	42.0%	53.4%	-21.3%	59.91	67.06	-10.7%
28	Courtyard by Marriott Los Angeles	133.63	136.88	-2.4%	95.8%	93.6%	2.4%	128.02	128.12	-0.1%

	Comparable Portfolio (1)	$188.01	$184.49	1.9%	77.3%	75.8%	2.0%	$145.33	$139.84	3.9%

	Comparable Portfolio Adjusted for Change in Marriott Calendar (2)	$188.01	$185.21	1.5%	77.3%	75.8%	2.0%	$145.33	$140.39	3.5%

(1)

Comparable Portfolio includes all 29 hotels held for investment by the Company as of December 31, 2013, excluding the Boston Park Plaza. Includes prior ownership results for the Hilton New Orleans St. Charles acquired on May 1, 2013, and the Hyatt Regency San Francisco acquired on December 2, 2013.

(2)

Beginning in 2013, Marriott switched from a 13-period accounting calendar to a standard 12-month calendar. Includes the Comparable Portfolio adjusted to convert the operating statistics for the Company’s ten Marriott-managed hotels from a 13-period basis as reported in 2012 to a standard 12-month calendar basis.

PROPERTY-LEVEL OPERATING STATISTICS	Page 27

Supplemental Financial Information – Unaudited February 20, 2014

Property-Level Operating Statistics

FY 2013/2012

	Hotels sorted by number of rooms	ADR			Occupancy			RevPAR
		For the Years Ended December 31,			For the Years Ended December 31,			For the Years Ended December 31,
		2013	2012	Variance	2013	2012	Variance	2013	2012	Variance
1	Hilton San Diego Bayfront	$203.58	$206.87	-1.6%	84.1%	80.8%	4.1%	$171.21	$167.15	2.4%
2	Renaissance Washington DC	215.17	203.49	5.7%	77.4%	68.1%	13.7%	166.54	138.58	20.2%
3	Hyatt Regency San Francisco (1)	244.92	226.07	8.3%	86.5%	82.5%	4.8%	211.86	186.51	13.6%
4	Renaissance Orlando at SeaWorld ®	135.77	135.11	0.5%	74.6%	73.5%	1.5%	101.28	99.31	2.0%
5	Renaissance Harborplace	164.02	161.33	1.7%	72.3%	72.2%	0.1%	118.59	116.48	1.8%
6	Renaissance Los Angeles Airport	113.99	116.86	-2.5%	88.0%	82.6%	6.5%	100.31	96.53	3.9%
7	JW Marriott New Orleans	185.10	167.97	10.2%	80.4%	82.3%	-2.3%	148.82	138.24	7.7%
8	Hilton North Houston	101.22	100.09	1.1%	84.0%	80.7%	4.1%	85.02	80.77	5.3%
9	Marriott Quincy	147.39	146.55	0.6%	74.6%	74.1%	0.7%	109.95	108.59	1.3%
10	Doubletree Guest Suites Times Square	361.84	354.38	2.1%	97.7%	97.9%	-0.2%	353.52	346.94	1.9%
11	Hilton Times Square (2)	317.94	302.25	5.2%	90.1%	98.0%	-8.1%	286.46	296.21	-3.3%
12	Fairmont Newport Beach	143.52	134.41	6.8%	73.2%	74.4%	-1.6%	105.06	100.00	5.1%
13	Hyatt Chicago Magnificent Mile (1) (2)	176.25	158.42	11.3%	69.5%	79.5%	-12.6%	122.49	125.94	-2.7%
14	Marriott Boston Long Wharf	273.71	260.85	4.9%	86.5%	86.4%	0.1%	236.76	225.37	5.1%
15	Hyatt Regency Newport Beach (2)	144.71	131.01	10.5%	75.8%	82.1%	-7.7%	109.69	107.56	2.0%
16	Marriott Tysons Corner	150.62	166.24	-9.4%	68.1%	68.1%	0.0%	102.57	113.21	-9.4%
17	Marriott Houston	105.59	96.94	8.9%	80.2%	79.2%	1.3%	84.68	76.78	10.3%
18	Renaissance Long Beach	141.22	134.25	5.2%	76.7%	75.3%	1.9%	108.32	101.09	7.2%
19	Embassy Suites Chicago	191.06	191.50	-0.2%	87.9%	81.1%	8.4%	167.94	155.31	8.1%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile (1)	170.34	165.33	3.0%	83.5%	85.0%	-1.8%	142.23	140.53	1.2%
21	Renaissance Westchester (2)	140.35	134.48	4.4%	64.8%	72.5%	-10.6%	90.95	97.50	-6.7%
22	Embassy Suites La Jolla	162.94	161.19	1.1%	84.5%	78.8%	7.2%	137.68	127.02	8.4%
23	Marriott Philadelphia	163.29	162.68	0.4%	69.0%	68.9%	0.1%	112.67	112.09	0.5%
24	Hilton New Orleans St. Charles (1)	161.97	158.36	2.3%	77.3%	78.2%	-1.2%	125.20	123.84	1.1%
25	Marriott Portland	161.48	145.25	11.2%	84.3%	83.1%	1.4%	136.13	120.70	12.8%
26	Sheraton Cerritos	118.40	111.51	6.2%	91.7%	90.4%	1.4%	108.57	100.81	7.7%
27	Marriott Park City	148.31	144.79	2.4%	61.1%	65.0%	-6.0%	90.62	94.11	-3.7%
28	Courtyard by Marriott Los Angeles	141.34	141.50	-0.1%	96.3%	95.1%	1.3%	136.11	134.57	1.1%

	Comparable Portfolio (1)	$184.65	$178.75	3.3%	80.2%	79.4%	1.0%	$148.09	$141.93	4.3%

	Comparable Portfolio Adjusted for Change in Marriott Calendar (3)	$184.79	$178.64	3.4%	80.2%	79.4%	1.0%	$148.20	$141.84	4.5%

(1)

Comparable Portfolio includes all 29 hotels held for investment by the Company as of December 31, 2013, excluding the Boston Park Plaza. Includes prior ownership results for the Hyatt Chicago Magnificent Mile acquired on June 4, 2012, the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired on July 19, 2012, the Hilton New Orleans St. Charles acquired on May 1, 2013, and the Hyatt Regency San Francisco acquired on December 2, 2013.

(2)

Operating statistics for 2013 are impacted by major room renovations at the following hotels: the Hilton Times Square; the Hyatt Chicago Magnificent Mile; the Hyatt Regency Newport Beach; and the Renaissance Westchester. These room renovations were substantially complete by June 30, 2013.

(3)

Beginning in 2013, Marriott switched from a 13-period accounting calendar to a standard 12-month calendar. Includes the Comparable Portfolio adjusted to convert the operating statistics for the Company’s ten Marriott-managed hotels from a 13-period basis as reported in 2012 to a standard 12-month calendar basis.

PROPERTY-LEVEL OPERATING STATISTICS	Page 28

Supplemental Financial Information – Unaudited February 20, 2014

OPERATING STATISTICS BY BRAND & GEOGRAPHY

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 29

Supplemental Financial Information – Unaudited February 20, 2014

Comparable Portfolio Operating Statistics by Brand
Q4 & FY 2013/2012

		For the Three Months Ended December 31,
		2013			2012

	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
Marriott	15	72.6%	$162.50	$117.98	71.7%	$157.68	$113.06	4.4%
Hilton	8	84.4%	$226.53	$191.19	83.4%	$235.22	$196.17	-2.5%
Hyatt (1)	3	81.2%	$203.18	$164.98	76.8%	$193.60	$148.68	11.0%
Other (2)	2	71.5%	$130.76	$93.49	75.3%	$123.24	$92.80	0.7%

Comparable Portfolio (3)	28	77.3%	$188.01	$145.33	75.8%	$184.49	$139.84	3.9%

Comparable Portfolio Adjusted for Change in Marriott Calendar (4)	28	77.3%	$188.01	$145.33	75.8%	$185.21	$140.39	3.5%

		For the Years Ended December 31,

		2013			2012
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
Marriott	15	76.8%	$163.04	$125.21	75.5%	$157.47	$118.89	5.3%
Hilton (5)	8	86.3%	$216.51	$186.85	84.9%	$215.67	$183.10	2.0%
Hyatt (1)	3	79.5%	$205.61	$163.46	81.6%	$185.39	$151.28	8.1%
Other (2)	2	79.0%	$134.37	$106.15	79.4%	$126.23	$100.23	5.9%

Comparable Portfolio (3)	28	80.2%	$184.65	$148.09	79.4%	$178.75	$141.93	4.3%

Comparable Portfolio Adjusted for Change in Marriott Calendar (4)	28	80.2%	$184.79	$148.20	79.4%	$178.64	$141.84	4.5%

(1)	Hyatt includes prior ownership results as applicable for the Hyatt Chicago Magnificent Mile acquired on June 4, 2012, and the Hyatt Regency San Francisco acquired on December 2, 2013.

(2)	Other includes Fairmont and Sheraton.

(3)

Comparable Portfolio includes all 29 hotels held for investment by the Company as of December 31, 2013, excluding the Boston Park Plaza. Includes prior ownership results as applicable for the Hyatt Chicago Magnificent Mile acquired on June 4, 2012, the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired on July 19, 2012, the Hilton New Orleans St. Charles acquired on May 1, 2013, and the Hyatt Regency San Francisco acquired on December 2, 2013.

(4)

Beginning in 2013, Marriott switched from a 13-period accounting calendar to a standard 12-month calendar. Includes the Comparable Portfolio adjusted to convert the operating statistics for the Company’s ten Marriott-managed hotels from a 13-period basis as reported in 2012 to a standard 12-month calendar basis.

(5)	Hilton includes prior ownership results for the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired on July 19, 2012, and the Hilton New Orleans St. Charles acquired on May 1, 2013.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 30

Supplemental Financial Information – Unaudited February 20, 2014

Pro Forma Comparable Portfolio Property-Level FY 2013 EBITDA Contribution
by Brand

Fairmont
2%
Sheraton
1%
Marriott
43%
Hyatt
8%
Hilton
40%
Independent
6%
Renaissance 20.3%
Marriott 17.0%
JW Marriott 4.4%
Courtyard 1.3%
Hotels 15
Rooms 6,511
Hilton 22.8%
Doubletree 8.1%
Embassy Suites 6.4%
Hilton Garden Inn 2.5%
Hotels 8
Rooms 3,905

Note: Includes 29 hotel Pro Forma Comparable Portfolio.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 31

Supplemental Financial Information – Unaudited February 20, 2014

Comparable Portfolio Operating Statistics by Region
Q4 & FY 2013/2012

		For the Three Months Ended December 31,
		2013			2012
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
California (1)	9	79.3%	$168.67	$133.76	76.4%	$163.35	$124.80	7.2%
Other West	4	73.7%	$116.20	$85.64	72.3%	$109.01	$78.81	8.7%
Midwest	3	81.9%	$173.38	$142.00	84.1%	$178.07	$149.76	-5.2%
East	12	75.6%	$222.66	$168.33	74.6%	$215.03	$160.41	4.9%

Comparable Portfolio (2)	28	77.3%	$188.01	$145.33	75.8%	$184.49	$139.84	3.9%

Comparable Portfolio Adjusted for Change in Marriott Calendar (3)	28	77.3%	$188.01	$145.33	75.8%	$185.21	$140.39	3.5%

		For the Years Ended December 31,
		2013			2012
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
California (1)	9	83.4%	$175.21	$146.13	81.2%	$169.45	$137.59	6.2%
Other West	4	79.5%	$120.07	$95.46	78.3%	$113.80	$89.11	7.1%
Midwest (4)	3	79.8%	$179.57	$143.30	81.7%	$171.25	$139.91	2.4%
East (5)	12	78.0%	$208.30	$162.47	77.8%	$202.75	$157.74	3.0%

Comparable Portfolio (2)	28	80.2%	$184.65	$148.09	79.4%	$178.75	$141.93	4.3%

Comparable Portfolio Adjusted for Change in Marriott Calendar (3)	28	80.2%	$184.79	$148.20	79.4%	$178.64	$141.84	4.5%

(1)	California includes prior ownership results for the Hyatt Regency San Francisco acquired on December 2, 2013.
(2)

Comparable Portfolio includes all 29 hotels held for investment by the Company as of December 31, 2013, excluding the Boston Park Plaza. Includes prior ownership results as applicable for the Hyatt Chicago Magnificent Mile acquired on June 4, 2012, the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired on July 19, 2012, the Hilton New Orleans St. Charles acquired on May 1, 2013, and the Hyatt Regency San Francisco acquired on December 2, 2013.

(3)

Beginning in 2013, Marriott switched from a 13-period accounting calendar to a standard 12-month calendar. Includes the Comparable Portfolio adjusted to convert the operating statistics for the Company’s ten Marriott-managed hotels from a 13-period basis as reported in 2012 to a standard 12-month calendar basis.

(4)

Midwest includes prior ownership results as applicable for the Hyatt Chicago Magnificent Mile acquired on June 4, 2012, and the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired on July 19, 2012.

(5)	East includes prior ownership results for the Hilton New Orleans St. Charles acquired on May 1, 2013.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 32

Supplemental Financial Information – Unaudited February 20, 2014

PROPERTY-LEVEL EBITDA & EBITDA MARGINS

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 33

Supplemental Financial Information – Unaudited February 20, 2014

Property-Level EBITDA
Q4 & FY 2013/2012

	Hotels sorted by number of rooms	For the Three Months Ended December 31,			For the Years Ended December 31,

	(In thousands)	2013	2012		2013	2012
		Hotel EBITDA (2)	Hotel EBITDA (2)	% Change	Hotel EBITDA (2)	Hotel EBITDA (2)	% Change
1	Hilton San Diego Bayfront (1) (5)	$8,889	$8,831	1%	$43,056	$41,510	4%
2	Boston Park Plaza (6)	4,134	3,714	11%	18,636	17,077	9%
3	Renaissance Washington DC (4)	4,954	5,573	-11%	22,855	16,038	43%
4	Hyatt Regency San Francisco	4,082	3,470	18%	16,870	12,611	34%
5	Renaissance Orlando at SeaWorld ® (4)	2,099	2,787	-25%	13,599	14,620	-7%
6	Renaissance Harborplace (4) (5)	2,557	3,810	-33%	11,335	11,216	1%
7	Renaissance Los Angeles Airport (4)	1,303	1,247	4%	5,159	4,290	20%
8	JW Marriott New Orleans (4)	3,812	3,258	17%	12,902	10,171	27%
9	Hilton North Houston (5)	1,251	1,049	19%	4,346	4,747	-8%
10	Marriott Quincy (3) (4)	1,997	2,909	-31%	8,119	7,668	6%
11	Doubletree Guest Suites Times Square (1)	8,169	9,737	-16%	23,751	24,107	-1%
12	Hilton Times Square (3)	5,752	6,289	-9%	14,807	16,491	-10%
13	Fairmont Newport Beach	804	1,008	-20%	5,094	4,694	9%
14	Hyatt Chicago Magnificent Mile (3)	1,454	1,495	-3%	2,534	4,985	-49%
15	Marriott Boston Long Wharf (4)	4,438	4,876	-9%	18,786	16,801	12%
16	Hyatt Regency Newport Beach (3)	947	255	271%	4,402	4,643	-5%
17	Marriott Tysons Corner (4)	1,429	2,368	-40%	5,943	7,232	-18%
18	Marriott Houston (5)	1,266	732	73%	3,866	3,430	13%
19	Renaissance Long Beach (4)	885	1,196	-26%	5,630	4,767	18%
20	Embassy Suites Chicago (3) (5)	2,454	3,167	-23%	10,109	10,315	-2%
21	Hilton Garden Inn Chicago Downtown/Magnificent Mile (3)	1,364	2,097	-35%	7,250	7,707	-6%
22	Renaissance Westchester (3)	896	581	54%	776	1,480	-48%
23	Embassy Suites La Jolla (5)	1,667	1,796	-7%	8,547	8,477	1%
24	Marriott Philadelphia (4)	1,019	1,576	-35%	4,615	4,125	12%
25	Hilton New Orleans St. Charles (3)	1,181	864	37%	4,580	4,625	-1%
26	Marriott Portland	1,482	1,285	15%	6,471	5,559	16%
27	Sheraton Cerritos	836	852	-2%	3,285	2,889	14%
28	Marriott Park City	46	191	-76%	2,013	2,250	-11%
29	Courtyard by Marriott Los Angeles (5)	843	1,119	-25%	3,722	3,851	-3%

	Pro Forma Comparable Portfolio (29 Hotels) (6)	$72,010	$78,132	-8%	$293,058	$278,376	5%

	(1)	Reflects 100% ownership.
	(2)	Reconciliations to Net Income (Loss) provided on pages 58, 59, 61 and 62.
	(3)

Hotel EBITDA for the fourth quarter of 2013 is impacted by an additional expense of $0.3 million related to fees incurred for a successful real estate tax appeal at the Hilton New Orleans St. Charles, the benefit of which will not be recorded until 2014.  In addition, Hotel EBITDA for the full year 2013 is impacted by major room renovations during the first half of the year at the following hotels: Hilton Times Square; Hyatt Chicago Magnificent Mile; Hyatt Regency Newport Beach; and Renaissance Westchester. Hotel EBITDA for the full year 2013 is also impacted by: (1) additional expense of $0.3 million related to fees incurred for a successful real estate tax appeal at the Hilton New Orleans St. Charles, the benefit of which will not be recorded until 2014; and (2) a total of $0.1 million in prior year property tax (assessments) net of credits received at the following hotels: Embassy Suites Chicago $(168,000); Hilton Garden Inn Chicago Downtown/Magnificent Mile $(91,000); Hyatt Chicago Magnificent Mile $(223,000); and Marriott Quincy $376,000.

	(4)

Hotel EBITDA at the Company’s 10 Marriott-managed hotels is impacted by Marriott’s conversion in 2013 from a 13-period fiscal calendar to a standard 12-month calendar, which caused there to be 20 less days in the fourth quarter of 2013 as compared to the fourth quarter of 2012.

	(5)

Hotel EBITDA for the fourth quarter of 2012 is impacted by a $0.2 million credit related to prior year property tax expense at the Courtyard by Marriott Los Angeles. Hotel EBITDA for the full year 2012 is impacted by: (1) $0.2 million credit related to prior year CAM expense at the Renaissance Harborplace; and (2) a total of $0.5 million in property tax credits net of (assessments) received at the following hotels: Courtyard by Marriott Los Angeles $208,000;  Embassy Suites Chicago $611,000; Embassy Suites La Jolla $301,000; Hilton North Houston $56,000; Hilton San Diego Bayfront $(811,000); Marriott Houston $43,000; and Renaissance Harborplace $106,000.

	(6)

Pro Forma Comparable Portfolio for the three months and years ended December 31, 2013 and 2012 includes all 29 hotels held for investment by the Company as of December 31, 2013. Includes the Company’s ownership results, prior ownership results and the Company’s pro forma depreciation and interest expense as applicable for the Hyatt Chicago Magnificent Mile acquired on June 4, 2012, the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired on July 19, 2012, the Hilton New Orleans St. Charles acquired on May 1, 2013, the Boston Park Plaza acquired on July 2, 2013, and the Hyatt Regency San Francisco acquired on December 2, 2013. Prior ownership for the Boston Park Plaza includes management fees reported at the prior owner’s expense of 4.0% of total revenues. Based on the Company’s current contract with the hotel’s third-party manager which assesses management fees at 2.5%, the hotel’s EBITDA would have been $4.0 million for the three months ended December 31, 2012, and $19.1 million and $18.1 million for the years ended December 31, 2013 and 2012, respectively.

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 34

Supplemental Financial Information – Unaudited February 20, 2014

Property-Level EBITDA Margins
Q4 & FY 2013/2012

	Hotels sorted by number of rooms	For the Three Months Ended December 31,			For the Years Ended December 31,
		2013	2012		2013	2012
		Hotel EBITDA	Hotel EBITDA	Change in	Hotel EBITDA	Hotel EBITDA	Change in
		Margin	Margin	bps	Margin	Margin	bps
1	Hilton San Diego Bayfront (1) (4)	31.1%	31.6%	(50) bps	35.3%	34.6%	70 bps
2	Boston Park Plaza (5)	23.5%	23.1%	40 bps	26.4%	25.8%	60 bps
3	Renaissance Washington DC	26.5%	27.0%	(50) bps	29.4%	24.6%	480 bps
4	Hyatt Regency San Francisco	18.0%	17.0%	100 bps	19.4%	16.1%	330 bps
5	Renaissance Orlando at SeaWorld ®	18.8%	19.5%	(70) bps	25.3%	26.6%	(130) bps
6	Renaissance Harborplace (4)	25.8%	29.7%	(390) bps	27.3%	27.4%	(10) bps
7	Renaissance Los Angeles Airport	21.1%	17.7%	340 bps	20.6%	17.9%	270 bps
8	JW Marriott New Orleans	40.3%	32.9%	740 bps	36.5%	31.0%	550 bps
9	Hilton North Houston (4)	22.8%	19.7%	310 bps	19.5%	21.2%	(170) bps
10	Marriott Quincy (3)	27.7%	32.9%	(520) bps	28.9%	28.2%	70 bps
11	Doubletree Guest Suites Times Square (1)	40.6%	45.0%	(440) bps	34.3%	35.4%	(110) bps
12	Hilton Times Square (2)	35.6%	38.0%	(240) bps	28.2%	30.2%	(200) bps
13	Fairmont Newport Beach	13.8%	16.2%	(240) bps	19.3%	18.2%	110 bps
14	Hyatt Chicago Magnificent Mile (2) (3)	19.6%	20.6%	(100) bps	10.1%	19.3%	(920) bps
15	Marriott Boston Long Wharf	35.1%	35.1%	- bps	37.0%	35.5%	150 bps
16	Hyatt Regency Newport Beach (2)	13.7%	4.6%	910 bps	15.3%	16.2%	(90) bps
17	Marriott Tysons Corner	28.5%	35.0%	(650) bps	30.0%	33.1%	(310) bps
18	Marriott Houston (4)	31.7%	21.3%	1,040 bps	24.6%	22.8%	180 bps
19	Renaissance Long Beach	18.7%	20.6%	(190) bps	25.9%	23.8%	210 bps
20	Embassy Suites Chicago (3) (4)	37.1%	49.0%	(1,190) bps	38.2%	42.3%	(410) bps
21	Hilton Garden Inn Chicago Downtown/Magnificent Mile (3)	29.6%	40.5%	(1,090) bps	35.4%	37.9%	(250) bps
22	Renaissance Westchester (2)	16.9%	11.5%	540 bps	4.5%	7.8%	(330) bps
23	Embassy Suites La Jolla (4)	37.5%	41.7%	(420) bps	42.3%	44.5%	(220) bps
24	Marriott Philadelphia	23.9%	26.3%	(240) bps	25.6%	22.5%	310 bps
25	Hilton New Orleans St. Charles (3)	33.5%	28.8%	470 bps	35.7%	37.7%	(200) bps
26	Marriott Portland	41.9%	39.9%	200 bps	43.5%	41.1%	240 bps
27	Sheraton Cerritos	26.9%	28.2%	(130) bps	26.3%	24.8%	150 bps
28	Marriott Park City	3.1%	10.9%	(780) bps	22.2%	23.7%	(150) bps
29	Courtyard by Marriott Los Angeles (4)	32.0%	42.9%	(1,090) bps	33.9%	35.6%	(170) bps

	Pro Forma Comparable Portfolio (29 Hotels) (5)	27.8%	28.8%	(100) bps	28.3%	27.9%	40 bps

	Pro Forma Comparable Portfolio without renovation hotels (25 Hotels) (2)	28.2%	29.4%	(120) bps	29.6%	28.8%	80 bps

	Comparable Portfolio (28 Hotels) (6)	28.1%	29.2%	(110) bps	28.4%	28.0%	40 bps

	Adjusted Comparable Portfolio (28 Hotels) (7)	28.2%	29.1%	(90) bps	28.4%	28.0%	40 bps

	(1)	Reflects 100% ownership.
	(2)

Hotel EBITDA for the year ended December 31, 2013 is impacted by major room renovations during the first half of the year at the following hotels: Hilton Times Square; Hyatt Chicago Magnificent Mile; Hyatt Regency Newport Beach; and Renaissance Westchester. Excluding these four hotels, EBITDA margins for our Pro Forma Comparable Portfolio would have been 28.2% and 29.4% for the three months ended December 31, 2013 and 2012, respectively, and 29.6% and 28.8% for the years ended December 31, 2013 and 2012, respectively.

	(3)

Hotel EBITDA for the fourth quarter of 2013 is impacted by an additional expense of $0.3 million related to fees incurred for a successful real estate tax appeal at the Hilton New Orleans St. Charles, the benefit of which will not be recorded until 2014. Hotel EBITDA for the full year 2013 is also impacted by a total of $0.1 million in prior year property tax (assessments) net of credits received at the following hotels: Embassy Suites Chicago $(168,000); Hilton Garden Inn Chicago Downtown/Magnificent Mile $(91,000); Hyatt Chicago Magnificent Mile $(223,000); and Marriott Quincy $376,000.

	(4)

Hotel EBITDA for the fourth quarter of 2012 is impacted by a $0.2 million credit related to prior year property tax expense at the Courtyard by Marriott Los Angeles. Hotel EBITDA for the full year 2012 is impacted by: (1) $0.2 million credit related to prior year CAM expense at the Renaissance Harborplace; and (2) a total of $0.5 million in property tax credits net of (assessments) received at the following hotels: Courtyard by Marriott Los Angeles $208,000;  Embassy Suites Chicago $611,000; Embassy Suites La Jolla $301,000; Hilton North Houston $56,000; Hilton San Diego Bayfront $(811,000); Marriott Houston $43,000; and Renaissance Harborplace $106,000.

	(5)

Pro Forma Comparable Portfolio for the three months and years ended December 31, 2013 and 2012 includes all 29 hotels held for investment by the Company as of December 31, 2013. Includes the Company’s ownership results, prior ownership results and the Company’s pro forma depreciation and interest expense as applicable for the Hyatt Chicago Magnificent Mile acquired on June 4, 2012, the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired on July 19, 2012, the Hilton New Orleans St. Charles acquired on May 1, 2013, the Boston Park Plaza acquired on July 2, 2013, and the Hyatt Regency San Francisco acquired on December 2, 2013. Prior ownership for the Boston Park Plaza includes management fees reported at the prior owner’s expense of 4.0% of total revenues. Based on the Company’s current contract with the hotel’s third-party manager which assesses management fees at 2.5%, the hotel’s EBITDA margins would have been 24.6% for the three months ended December 31, 2012, and 27.1% and 27.3% for the years ended December 31, 2013 and 2012, respectively.

	(6)

Comparable Portfolio represents the Company’s ownership results, prior ownership results and the Company’s pro forma adjustments for depreciation expense as applicable for the 28 Comparable Hotels, which include the Pro Forma Comparable 29 hotels held for investment as of December 31, 2013, excluding the Boston Park Plaza.

	(7)

Adjusted Comparable Portfolio represents the 28 hotel Comparable Portfolio adjusted to exclude the non-current property tax related items noted in Footnotes 3 and 4 above. Excluding these non-current year property tax items, Comparable Portfolio EBITDA margins would have been 28.2% and 29.1% for the three months ended December 31, 2013 and 2012, respectively, and 28.4% and 28.0% for the years ended December 31, 2013 and 2012, respectively.

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 35

Supplemental Financial Information – Unaudited February 20, 2014

APPENDIX

APPENDIX	Page 36

Supplemental Financial Information – Unaudited February 20, 2014

Reconciliation of Pro Forma Net Income (Loss) to EBITDA and Adjusted EBITDA

Q1 2013

	Three Months Ended March 31, 2013
			Acquisition:	Acquisition:	Acquisition:	Repurchase:	Investment:	Issuance:	Redemption:	Redemption:
		Discontinued	Hilton	Boston	Hyatt Regency	Exchangeable	Preferred	Common	Series A Preferred	Series C Preferred	Pro
(In thousands, except per share amounts)	Actual (1)	Operations (2)	New Orleans (3)	Park Plaza (4)	San Francisco (5)	Senior Notes (6)	Equity (7)	Stock (8)	Stock (9)	Stock (10)	Forma (11)

Net income (loss)	$28,926	$(48,410)	$900	$(3,790)	$(604)	$209	$183	$-	$-	$-	$(22,586)
Operations held for investment:
Depreciation and amortization	34,016	-	535	1,849	2,736	-	-	-	-	-	39,136
Amortization of lease intangibles	1,028	-	-	-	-	-	-	-	-	-	1,028
Interest expense	17,414	-	-	1,319	-	(165)	-	-	-	-	18,568
Income tax provision	6,157	-	-	-	-	-	-	-	-	-	6,157
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(297)	-	-	-	-	-	-	-	-	-	(297)
Depreciation and amortization	(1,435)	-	-	-	-	-	-	-	-	-	(1,435)
Interest expense	(577)	-	-	-	-	-	-	-	-	-	(577)
Discontinued operations:
Interest expense	99	(99)	-	-	-	-	-	-	-	-	-
EBITDA	85,331	(48,509)	1,435	(622)	2,132	44	183	-	-	-	39,994

Operations held for investment:
Amortization of deferred stock compensation	1,075	-	-	-	-	-	-	-	-	-	1,075
Amortization of favorable and unfavorable contracts, net	114	-	-	-	-	-	-	-	-	-	114
Non-cash straightline lease expense	693	-	-	-	-	-	-	-	-	-	693
Capital lease obligation interest - cash ground rent	(351)	-	-	-	-	-	-	-	-	-	(351)
Loss on extinguishment of debt	44	-	-	-	-	(44)	-	-	-	-	-
Closing costs - completed acquisitions	147	-	-	-	-	-	-	-	-	-	147
Non-controlling interests:
Non-cash straightline lease expense	(113)	-	-	-	-	-	-	-	-	-	(113)
Discontinued operations:
Gain on sale of assets	(51,620)	51,620	-	-	-	-	-	-	-	-	-
Loss on extinguishment of debt	3,115	(3,115)	-	-	-	-	-	-	-	-	-
	(46,896)	48,505	-	-	-	(44)	-	-	-	-	1,565

Adjusted EBITDA	$38,435	$(4)	$1,435	$(622)	$2,132	$-	$183	$-	$-	$-	$41,559

*Footnotes on following page

APPENDIX	Page 37

Supplemental Financial Information – Unaudited February 20, 2014

Reconciliation of Pro Forma Net Income (Loss) to FFO and Adjusted FFO

Q1 2013

	Three Months Ended March 31, 2013
			Acquisition:	Acquisition:	Acquisition:	Repurchase:	Investment:	Issuance:	Redemption:	Redemption:
		Discontinued	Hilton	Boston	Hyatt Regency	Exchangeable	Preferred	Common	Series A Preferred	Series C Preferred	Pro
(In thousands, except per share amounts)	Actual (1)	Operations (2)	New Orleans (3)	Park Plaza (4)	San Francisco (5)	Senior Notes (6)	Equity (7)	Stock (8)	Stock (9)	Stock (10)	Forma (11)

Net income (loss)	$28,926	$(48,410)	$900	$(3,790)	$(604)	$209	$183	$-	$-	$-	$(22,586)
Preferred stock dividends and redemption charge	(10,903)	-	-	-	-	-	-	-	6,991	1,612	(2,300)
Operations held for investment:
Real estate depreciation and amortization	33,672	-	535	1,849	2,736	-	-	-	-	-	38,792
Amortization of lease intangibles	1,028	-	-	-	-	-	-	-	-	-	1,028
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(297)	-	-	-	-	-	-	-	-	-	(297)
Real estate depreciation and amortization	(1,435)	-	-	-	-	-	-	-	-	-	(1,435)
Discontinued operations:
Gain on sale of assets	(51,620)	51,620	-	-	-	-	-	-	-	-	-
FFO	(629)	3,210	1,435	(1,941)	2,132	209	183	-	6,991	1,612	13,202

Operations held for investment:
Amortization of favorable and unfavorable contracts, net	114	-	-	-	-	-	-	-	-	-	114
Non-cash straightline lease expense	693	-	-	-	-	-	-	-	-	-	693
Non-cash interest related to gain on derivatives, net	(157)	-	-	-	-	-	-	-	-	-	(157)
Loss on extinguishment of debt	44	-	-	-	-	(44)	-	-	-	-	-
Closing costs - completed acquisitions	147	-	-	-	-	-	-	-	-	-	147
Income tax provision	6,157	-	-	-	-	-	-	-	-	-	6,157
Preferred stock redemption charge	4,641	-	-	-	-	-	-	-	(4,641)	-	-
Non-controlling interests:
Non-cash straightline lease expense	(113)	-	-	-	-	-	-	-	-	-	(113)
Discontinued operations:
Loss on extinguishment of debt	3,115	(3,115)	-	-	-	-	-	-	-	-	-
	14,641	(3,115)	-	-	-	(44)	-	-	(4,641)	-	6,841

Adjusted FFO	$14,012	$95	$1,435	$(1,941)	$2,132	$165	$183	$-	$2,350	$1,612	$20,043

FFO per diluted share	$(0.00)										$0.07

Adjusted FFO per diluted share	$0.09										$0.11

Basic weighted average shares outstanding	151,076							29,594			180,670
Shares associated with unvested restricted stock awards	305							-			305
Diluted weighted average shares outstanding	151,381							29,594			180,975

(1)	Actual represents the Company’s ownership results for the 26 hotels in which the Company had interests as of March 31, 2013.
(2)

Discontinued Operations represents the ownership results for the Kahler Grand, Kahler Inn & Suites, Marriott Rochester, Residence Inn by Marriott Rochester and the Rochester commercial laundry facility which were sold in January 2013.

(3)

Acquisition: Hilton New Orleans St. Charles represents prior ownership results for the hotel which was acquired by the Company on May 1, 2013, adjusted for the Company’s pro forma depreciation expense.

(4)

Acquisition: Boston Park Plaza represents prior ownership results for the hotel which was acquired by the Company on July 2, 2013, adjusted for the Company’s pro forma depreciation and interest expense.

(5)

Acquisition: Hyatt Regency San Francisco represents prior ownership results for the hotel which was acquired by the Company on December 2, 2013, adjusted for the Company’s pro forma depreciation expense.

(6)

Repurchase: Exchangeable Senior Notes represents interest, accretion of discount, deferred finance fee amortization and loss on extinguishment of debt related to the Company’s repurchase of the remaining $58.0 million balance of its 4.6% Exchangeable Senior Notes in January 2013.

(7)

Investment: Preferred Equity represents the 11% dividend on the $25.0 million preferred equity investment that the Company retained on the disposition of the four-hotel portfolio (Kahler Grand, Kahler Inn & Suites, Marriott Rochester and Residence Inn by Marriott Rochester) sold in January 2013.

(8)	Issuance: Common Stock represents the 25,300,000 shares and the 20,000,000 shares issued by the Company in connection with common stock offerings in February 2013 and November 2013, respectively.
(9)

Redemption: Series A Preferred Stock represents the dividends paid, as well as the redemption charge incurred, by the Company on the 7,050,000 shares of its 8.0% cumulative redeemable preferred stock redeemed by the Company in March 2013.

(10)	Redemption: Series C Preferred Stock represents the dividends paid by the Company on the 4,102,564 shares of its cumulative convertible redeemable preferred stock redeemed by the Company in May 2013.
(11)

Pro Forma represents the Company’s ownership results and prior ownership results for the pro forma 29 hotel portfolio, as well as the effects of the Exchangeable Senior Note repurchase and Preferred Equity Investment in January 2013, the common stock issuances in February 2013 and November 2013, along with the Series A and Series C Preferred Stock redemptions in March 2013 and May 2013, respectively.

APPENDIX	Page 38

Supplemental Financial Information – Unaudited February 20, 2014

Reconciliation of Pro Forma Net Income to EBITDA and Adjusted EBITDA

Q2 2013

	Three Months Ended June 30, 2013
		Acquisition:	Acquisition:	Acquisition:	Issuance:	Redemption:
		Hilton	Boston	Hyatt Regency	Common	Series C Preferred	Pro
(In thousands, except per share amounts)	Actual (1)	New Orleans (2)	Park Plaza (3)	San Francisco (4)	Stock (5)	Stock (6)	Forma (7)

Net income	$20,009	$448	$5,233	$2,857	$-	$-	$28,547
Operations held for investment:
Depreciation and amortization	32,175	179	1,849	2,736	-	-	36,939
Amortization of lease intangibles	1,028	-	-	-	-	-	1,028
Interest expense	17,272	-	1,328	-	-	-	18,600
Income tax provision	129	-	-	-	-	-	129
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(1,226)	-	-	-	-	-	(1,226)
Depreciation and amortization	(903)	-	-	-	-	-	(903)
Interest expense	(592)	-	-	-	-	-	(592)
EBITDA	67,892	627	8,410	5,593	-	-	82,522

Operations held for investment:
Amortization of deferred stock compensation	1,241	-	-	-	-	-	1,241
Amortization of favorable and unfavorable contracts, net	115	-	-	-	-	-	115
Non-cash straightline lease expense	342	-	-	-	-	-	342
Capital lease obligation interest - cash ground rent	(351)	-	-	-	-	-	(351)
Gain on sale of assets	(5)	-	-	-	-	-	(5)
Closing costs - completed acquisitions	690	-	-	-	-	-	690
Lawsuit settlement costs	358	-	-	-	-	-	358
Prior year property tax assessments, net	106	-	-	-	-	-	106
Non-controlling interests:
Non-cash straightline lease expense	(112)	-	-	-	-	-	(112)
	2,384	-	-	-	-	-	2,384

Adjusted EBITDA	$70,276	$627	$8,410	$5,593	$-	$-	$84,906

*Footnotes on following page

APPENDIX	Page 39

Supplemental Financial Information – Unaudited February 20, 2014

Reconciliation of Pro Forma Net Income to FFO and Adjusted FFO

Q2 2013

	Three Months Ended June 30, 2013
		Acquisition:	Acquisition:	Acquisition:	Issuance:	Redemption:
		Hilton	Boston	Hyatt Regency	Common	Series C Preferred	Pro
(In thousands, except per share amounts)	Actual (1)	New Orleans (2)	Park Plaza (3)	San Francisco (4)	Stock (5)	Stock (6)	Forma (7)

Net income	$20,009	$448	$5,233	$2,857	$-	$-	$28,547
Preferred stock dividends and redemption charge	(3,510)	-	-	-	-	1,210	(2,300)
Operations held for investment:
Real estate depreciation and amortization	31,831	179	1,849	2,736	-	-	36,595
Amortization of lease intangibles	1,028	-	-	-	-	-	1,028
Gain on sale of assets	(5)	-	-	-	-	-	(5)
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(1,226)	-	-	-	-	-	(1,226)
Real estate depreciation and amortization	(903)	-	-	-	-	-	(903)
FFO	47,224	627	7,082	5,593	-	1,210	61,736

Operations held for investment:
Amortization of favorable and unfavorable contracts, net	115	-	-	-	-	-	115
Non-cash straightline lease expense	342	-	-	-	-	-	342
Non-cash interest related to gain on derivatives, net	(260)	-	-	-	-	-	(260)
Closing costs - completed acquisitions	690	-	-	-	-	-	690
Lawsuit settlement costs	358	-	-	-	-	-	358
Prior year property tax assessments, net	106	-	-	-	-	-	106
Income tax provision	129	-	-	-	-	-	129
Preferred stock redemption charge	129	-	-	-	-	(129)	-
Non-controlling interests:
Non-cash straightline lease expense	(112)	-	-	-	-	-	(112)
Non-cash interest related to loss on derivative, net	(1)	-	-	-	-	-	(1)
	1,496	-	-	-	-	(129)	1,367

Adjusted FFO	$48,720	$627	$7,082	$5,593	$-	$1,081	$63,103

FFO per diluted share	$0.29						$0.34

Adjusted FFO per diluted share	$0.30						$0.35

Basic weighted average shares outstanding	160,843				20,000		180,843
Shares associated with unvested restricted stock awards	385				-		385
Diluted weighted average shares outstanding	161,228				20,000		181,228

(1) Actual represents the Company’s ownership results for the 27 hotels in which the Company had interests as of June 30, 2013.

(2) Acquisition: Hilton New Orleans St. Charles represents prior ownership results for the hotel which was acquired by the Company on May 1, 2013, adjusted for the Company’s pro forma depreciation expense.

(3) Acquisition: Boston Park Plaza represents prior ownership results for the hotel which was acquired by the Company on July 2, 2013, adjusted for the Company’s pro forma depreciation and interest expense.

(4) Acquisition: Hyatt Regency San Francisco represents prior ownership results for the hotel which was acquired by the Company on December 2, 2013, adjusted for the Company’s pro forma depreciation expense.

(5) Issuance: Common Stock represents the 20,000,000 shares issued by the Company in connection with a common stock offering in November 2013.

(6) Redemption: Series C Preferred Stock represents the dividends paid, as well as the redemption charge incurred, by the Company on the 4,102,564 shares of its 6.45% cumulative convertible redeemable preferred stock redeemed by the Company in May 2013.

(7) Pro Forma represents the Company’s ownership results and prior ownership results for the pro forma 29 hotel portfolio, as well as the effects of the Series C Preferred Stock redemption in May 2013 and the common stock issuance in November 2013.

APPENDIX	Page 40

Supplemental Financial Information – Unaudited February 20, 2014

Reconciliation of Pro Forma Net Income to EBITDA and Adjusted EBITDA

Q3 2013

	Three Months Ended September 30, 2013
		Acquisition:	Issuance:
		Hyatt Regency	Common	Pro
(In thousands, except per share amounts)	Actual (1)	San Francisco (2)	Stock (3)	Forma (4)

Net income	$15,817	$2,327	$-	$18,144
Operations held for investment:
Depreciation and amortization	35,050	2,736	-	37,786
Amortization of lease intangibles	1,028	-	-	1,028
Interest expense	18,854	-	-	18,854
Income tax provision	424	-	-	424
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(1,768)	-	-	(1,768)
Depreciation and amortization	(811)	-	-	(811)
Interest expense	(590)	-	-	(590)
EBITDA	68,004	5,063	-	73,067

Operations held for investment:
Amortization of deferred stock compensation	1,262	-	-	1,262
Amortization of favorable and unfavorable contracts, net	46	-	-	46
Non-cash straightline lease expense	513	-	-	513
Capital lease obligation interest - cash ground rent	(351)	-	-	(351)
Closing costs - completed acquisitions	446	-	-	446
Non-controlling interests:
Non-cash straightline lease expense	(113)	-	-	(113)
	1,803	-	-	1,803

Adjusted EBITDA	$69,807	$5,063	$-	$74,870

*Footnotes on following page

APPENDIX	Page 41

Supplemental Financial Information – Unaudited February 20, 2014

Reconciliation of Pro Forma Net Income to FFO and Adjusted FFO
Q3 2013

	Three Months Ended September 30, 2013
		Acquisition:	Issuance:
		Hyatt Regency	Common	Pro
(In thousands, except per share amounts)	Actual (1)	San Francisco (2)	Stock (3)	Forma (4)

Net income	$15,817	$2,327	$-	$18,144
Preferred stock dividends	(2,300)	-	-	(2,300)
Operations held for investment:
Real estate depreciation and amortization	34,694	2,736	-	37,430
Amortization of lease intangibles	1,028	-	-	1,028
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(1,768)	-	-	(1,768)
Real estate depreciation and amortization	(811)	-	-	(811)
FFO	46,660	5,063	-	51,723

Operations held for investment:
Amortization of favorable and unfavorable contracts, net	46	-	-	46
Non-cash straightline lease expense	513	-	-	513
Non-cash interest related to gain on derivatives, net	(12)	-	-	(12)
Closing costs - completed acquisitions	446	-	-	446
Income tax provision	424	-	-	424
Non-controlling interests:
Non-cash straightline lease expense	(113)	-	-	(113)
Non-cash interest related to loss on derivative, net	(1)	-	-	(1)
	1,303	-	-	1,303

Adjusted FFO	$47,963	$5,063	$-	$53,026

FFO per diluted share	$0.29			$0.29

Adjusted FFO per diluted share	$0.30			$0.29

Basic weighted average shares outstanding	160,856		20,000	180,856
Shares associated with unvested restricted stock awards	517		-	517
Diluted weighted average shares outstanding	161,373		20,000	181,373

(1) Actual represents the Company’s ownership results for the 28 hotels in which the Company had interests as of September 30, 2013.

(2) Acquisition: Hyatt Regency San Francisco represents prior ownership results for the hotel which was acquired by the Company on December 2, 2013, adjusted for the Company’s pro forma depreciation expense.

(3) Issuance: Common Stock represents the 20,000,000 shares issued by the Company in connection with a common stock offering in November 2013.

(4) Pro Forma represents the Company’s ownership results and prior ownership results for the pro forma 29 hotel portfolio, as well as the effects of the common stock issuance in November 2013.

APPENDIX	Page 42

Supplemental Financial Information – Unaudited February 20, 2014

Reconciliation of Pro Forma Net Income to EBITDA and Adjusted EBITDA

Q4 2013

	Three Months Ended December 31, 2013
		Acquisition:	Issuance:
		Hyatt Regency	Common	Pro
(In thousands, except per share amounts)	Actual (1)	San Francisco (2)	Stock (3)	Forma (4)

Net income	$5,249	$2,041	$-	$7,290
Operations held for investment:
Depreciation and amortization	36,235	1,824	-	38,059
Amortization of lease intangibles	1,028	-	-	1,028
Interest expense	18,699	-	-	18,699
Income tax provision	1,435	-	-	1,435
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(722)	-	-	(722)
Depreciation and amortization	(807)	-	-	(807)
Interest expense	(582)	-	-	(582)
EBITDA	60,535	3,865	-	64,400

Operations held for investment:
Amortization of deferred stock compensation	1,280	-	-	1,280
Amortization of favorable and unfavorable contracts, net	45	-	-	45
Non-cash straightline lease expense	507	-	-	507
Capital lease obligation interest - cash ground rent	(351)	-	-	(351)
Gain on sale of assets	(7)	-	-	(7)
Closing costs - completed acquisitions	395	-	-	395
Non-controlling interests:
Non-cash straightline lease expense	(112)	-	-	(112)
	1,757	-	-	1,757

Adjusted EBITDA	$62,292	$3,865	$-	$66,157

*Footnotes on following page

APPENDIX	Page 43

Supplemental Financial Information – Unaudited February 20, 2014

Reconciliation of Pro Forma Net Income to FFO and Adjusted FFO
Q4 2013

	Three Months Ended December 31, 2013
		Acquisition:	Issuance:
		Hyatt Regency	Common	Pro
(In thousands, except per share amounts)	Actual (1)	San Francisco (2)	Stock (3)	Forma (4)

Net income	$5,249	$2,041	$-	$7,290
Preferred stock dividends	(2,300)	-	-	(2,300)
Operations held for investment:
Real estate depreciation and amortization	35,850	1,824	-	37,674
Amortization of lease intangibles	1,028	-	-	1,028
Gain on sale of assets	(7)	-	-	(7)
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(722)	-	-	(722)
Real estate depreciation and amortization	(807)	-	-	(807)
FFO	38,291	3,865	-	42,156

Operations held for investment:
Amortization of favorable and unfavorable contracts, net	45	-	-	45
Non-cash straightline lease expense	507	-	-	507
Non-cash interest related to gain on derivatives, net	(96)	-	-	(96)
Closing costs - completed acquisitions	395	-	-	395
Income tax provision	1,435	-	-	1,435
Non-controlling interests:
Non-cash straightline lease expense	(112)	-	-	(112)
Non-cash interest related to loss on derivative, net	(1)	-	-	(1)
	2,173	-	-	2,173

Adjusted FFO	$40,464	$3,865	$-	$44,329

FFO per diluted share	$0.22			$0.23

Adjusted FFO per diluted share	$0.23			$0.24

Basic weighted average shares outstanding	174,119		6,739	180,858
Shares associated with unvested restricted stock awards	639		-	639
Diluted weighted average shares outstanding	174,758		6,739	181,497

(1) Actual represents the Company’s ownership results for the 29 hotels in which the Company has interests as of December 31, 2013.

(2) Acquisition: Hyatt Regency San Francisco represents prior ownership results for the hotel which was acquired by the Company on December 2, 2013, adjusted for the Company’s pro forma depreciation expense.

(3) Issuance: Common Stock represents the 20,000,000 shares issued by the Company in connection with a common stock offering in November 2013.

(4) Pro Forma represents the Company’s ownership results and prior ownership results for the pro forma 29 hotel portfolio, as well as the effects of the common stock issuance in November 2013.

APPENDIX	Page 44

Supplemental Financial Information – Unaudited February 20, 2014

Reconciliation of Pro Forma Net Income to EBITDA and Adjusted EBITDA

FY 2013

	Year Ended December 31, 2013
			Acquisition:	Acquisition:	Acquisition:	Repurchase:	Investment:	Issuance:	Redemption:	Redemption:
		Discontinued	Hilton	Boston	Hyatt Regency	Exchangeable	Preferred	Common	Series A Preferred	Series C Preferred	Pro
(In thousands, except per share amounts)	Actual (1)	Operations (2)	New Orleans (3)	Park Plaza (4)	San Francisco (5)	Senior Notes (6)	Equity (7)	Stock (8)	Stock (9)	Stock (10)	Forma (11)

Net income	$70,001	$(48,410)	$1,348	$1,443	$6,621	$209	$183	$-	$-	$-	$31,395
Operations held for investment:
Depreciation and amortization	137,476	-	714	3,698	10,032	-	-	-	-	-	151,920
Amortization of lease intangibles	4,112	-	-	-	-	-	-	-	-	-	4,112
Interest expense	72,239	-	-	2,647	-	(165)	-	-	-	-	74,721
Income tax provision	8,145	-	-	-	-	-	-	-	-	-	8,145
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(4,013)	-	-	-	-	-	-	-	-	-	(4,013)
Depreciation and amortization	(3,956)	-	-	-	-	-	-	-	-	-	(3,956)
Interest expense	(2,341)	-	-	-	-	-	-	-	-	-	(2,341)
Discontinued operations:
Interest expense	99	(99)	-	-	-	-	-	-	-	-	-
EBITDA	281,762	(48,509)	2,062	7,788	16,653	44	183	-	-	-	259,983

Operations held for investment:
Amortization of deferred stock compensation	4,858	-	-	-	-	-	-	-	-	-	4,858
Amortization of favorable and unfavorable contracts, net	320	-	-	-	-	-	-	-	-	-	320
Non-cash straightline lease expense	2,055	-	-	-	-	-	-	-	-	-	2,055
Capital lease obligation interest - cash ground rent	(1,404)	-	-	-	-	-	-	-	-	-	(1,404)
Gain on sale of assets	(12)	-	-	-	-	-	-	-	-	-	(12)
Loss on extinguishment of debt	44	-	-	-	-	(44)	-	-	-	-	-
Closing costs - completed acquisitions	1,678	-	-	-	-	-	-	-	-	-	1,678
Lawsuit settlement costs	358	-	-	-	-	-	-	-	-	-	358
Prior year property tax assessments, net	106	-	-	-	-	-	-	-	-	-	106
Non-controlling interests:
Non-cash straightline lease expense	(450)	-	-	-	-	-	-	-	-	-	(450)
Discontinued operations:
Gain on sale of assets	(51,620)	51,620	-	-	-	-	-	-	-	-	-
Loss on extinguishment of debt	3,115	(3,115)	-	-	-	-	-	-	-	-	-
	(40,952)	48,505	-	-	-	(44)	-	-	-	-	7,509

Adjusted EBITDA	$240,810	$(4)	$2,062	$7,788	$16,653	$-	$183	$-	$-	$-	$267,492

*Footnotes on following page

APPENDIX	Page 45

Supplemental Financial Information – Unaudited February 20, 2014

Reconciliation of Pro Forma Net Income to FFO and Adjusted FFO

FY 2013

	Year Ended December 31, 2013
			Acquisition:	Acquisition:	Acquisition:	Repurchase:	Investment:	Issuance:	Redemption:	Redemption:
		Discontinued	Hilton	Boston	Hyatt Regency	Exchangeable	Preferred	Common	Series A Preferred	Series C Preferred	Pro
(In thousands, except per share amounts)	Actual (1)	Operations (2)	New Orleans (3)	Park Plaza (4)	San Francisco (5)	Senior Notes (6)	Equity (7)	Stock (8)	Stock (9)	Stock (10)	Forma (11)

Net income	$70,001	$(48,410)	$1,348	$1,443	$6,621	$209	$183	$-	$-	$-	$31,395
Preferred stock dividends and redemption charges	(19,013)	-	-	-	-	-	-	-	6,991	2,822	(9,200)
Operations held for investment:
Real estate depreciation and amortization	136,047	-	714	3,698	10,032	-	-	-	-	-	150,491
Amortization of lease intangibles	4,112	-	-	-	-	-	-	-	-	-	4,112
Gain on sale of assets	(12)	-	-	-	-	-	-	-	-	-	(12)
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(4,013)	-	-	-	-	-	-	-	-	-	(4,013)
Real estate depreciation and amortization	(3,956)	-	-	-	-	-	-	-	-	-	(3,956)
Discontinued operations:
Gain on sale of assets	(51,620)	51,620	-	-	-	-	-	-	-	-	-
FFO	131,546	3,210	2,062	5,141	16,653	209	183	-	6,991	2,822	168,817

Operations held for investment:
Amortization of favorable and unfavorable contracts, net	320	-	-	-	-	-	-	-	-	-	320
Non-cash straightline lease expense	2,055	-	-	-	-	-	-	-	-	-	2,055
Non-cash interest related to gain on derivatives, net	(525)	-	-	-	-	-	-	-	-	-	(525)
Loss on extinguishment of debt	44	-	-	-	-	(44)	-	-	-	-	-
Closing costs - completed acquisitions	1,678	-	-	-	-	-	-	-	-	-	1,678
Lawsuit settlement costs	358	-	-	-	-	-	-	-	-	-	358
Prior year property tax assessments, net	106	-	-	-	-	-	-	-	-	-	106
Income tax provision	8,145	-	-	-	-	-	-	-	-	-	8,145
Preferred stock redemption charges	4,770	-	-	-	-	-	-	-	(4,641)	(129)	-
Non-controlling interests:
Non-cash straightline lease expense	(450)	-	-	-	-	-	-	-	-	-	(450)
Non-cash interest related to loss on derivative, net	(3)	-	-	-	-	-	-	-	-	-	(3)
Discontinued operations:
Loss on extinguishment of debt	3,115	(3,115)	-	-	-	-	-	-	-	-	-
	19,613	(3,115)	-	-	-	(44)	-	-	(4,641)	(129)	11,684

Adjusted FFO	$151,159	$95	$2,062	$5,141	$16,653	$165	$183	$-	$2,350	$2,693	$180,501

FFO per diluted share	$0.81										$0.93

Adjusted FFO per diluted share	$0.93										$1.00

Basic weighted average shares outstanding	161,784							19,023			180,807
Shares associated with unvested restricted stock awards	467							-			467
Diluted weighted average shares outstanding	162,251							19,023			181,274

(1) Actual represents the Company’s ownership results for the 29 hotels in which the Company has interests as of December 31, 2013.

(2) Discontinued Operations  represents the ownership results for the Kahler Grand, Kahler Inn & Suites, Marriott Rochester, Residence Inn by Marriott Rochester and the Rochester commercial laundry facility which were sold in January 2013.

(3) Acquisition: Hilton New Orleans St. Charles represents prior ownership results for the hotel which was acquired by the Company on May 1, 2013, adjusted for the Company’s pro forma depreciation expense.

(4) Acquisition: Boston Park Plaza represents prior ownership results for the hotel which was acquired by the Company on July 2, 2013, adjusted for the Company’s pro forma depreciation and interest expense.

(5) Acquisition: Hyatt Regency San Francisco represents prior ownership results for the hotel which was acquired by the Company on December 2, 2013, adjusted for the Company’s pro forma depreciation expense.

(6) Repurchase: Exchangeable Senior Notes represents interest, accretion of discount, deferred finance fee amortization and loss on extinguishment of debt related to the Company’s repurchase of the remaining $58.0 million balance of its 4.6% Exchangeable Senior Notes in January 2013.

(7) Investment: Preferred Equity represents the 11% dividend  on the $25.0 million preferred equity investment that the Company retained on the disposition of the four-hotel portfolio (Kahler Grand, Kahler Inn & Suites, Marriott Rochester and Residence Inn by Marriott Rochester) sold in January 2013.

(8) Issuance: Common Stock represents the 25,300,000 shares and the 20,000,000 shares issued by the Company in connection with common stock offerings in February 2013 and November 2013, respectively.

(9) Redemption: Series A Preferred Stock represents the dividends paid, as well as the redemption charge incurred, by the Company on the 7,050,000 shares of its 8.0% cumulative redeemable preferred stock redeemed by the Company in March 2013.

(10) Redemption: Series C Preferred Stock represents the dividends paid, as well as the redemption charge incurred, by the Company on the 4,102,564 shares of its 6.45% cumulative convertible redeemable preferred stock redeemed by the Company in May 2013.

(11) Pro Forma represents the Company’s ownership results and prior ownership results for the pro forma 29 hotel portfolio, as well as the effects of the  Exchangeable Senior Note repurchase and Preferred Equity Investment  in  January 2013, the common stock issuances in February 2013 and November 2013, along with the Series A and Series C Preferred Stock redemptions in March 2013 and May 2013, respectively.

APPENDIX	Page 46

Supplemental Financial Information – Unaudited February 20, 2014

Reconciliation of Pro Forma Net Income to EBITDA and Adjusted EBITDA

FY 2012

Year Ended December 31, 2012
			Acquisition:	Acquisition:	Acquisition:	Acquisition:	Acquisition:	Repayment:	Investment:	Issuance:	Redemption:	Redemption:
		Discontinued	Hyatt	Hilton Garden Inn	Hilton	Boston	Hyatt Regency	Debt &	Preferred	Common	Series A Preferred	Series C Preferred	Pro
(In thousands, except per share amounts)	Actual (1)	Operations (2)	Chicago (3)	Chicago (4)	New Orleans (5)	Park Plaza (6)	San Francisco (7)	Senior Notes (8)	Equity (9)	Stock (10)	Stock (11)	Stock (12)	Forma (13)

Net income	$49,557	$(48,410)	$(2,795)	$1,135	$2,484	$4,364	$1,667	$5,135	$2,750	$-	$-	$-	$15,887
Operations held for investment:
Depreciation and amortization	130,907	-	3,313	2,218	2,141	7,396	10,944	-	-	-	-	-	156,919
Amortization of lease intangibles	4,113	-	-	-	-	-	-	-	-	-	-	-	4,113
Interest expense	76,821	-	585	-	-	5,317	-	(4,944)	-	-	-	-	77,779
Income tax provision	1,148	-	-	-	-	-	-	-	-	-	-	-	1,148
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(1,761)	-	-	-	-	-	-	-	-	-	-	-	(1,761)
Depreciation and amortization	(5,685)	-	-	-	-	-	-	-	-	-	-	-	(5,685)
Interest expense	(2,477)	-	-	-	-	-	-	-	-	-	-	-	(2,477)
Discontinued operations:
Depreciation and amortization	13,164	(13,164)	-	-	-	-	-	-	-	-	-	-	-
Amortization of lease intangibles	14	(14)	-	-	-	-	-	-	-	-	-	-	-
Interest expense	6,490	(6,490)	-	-	-	-	-	-	-	-	-	-	-
EBITDA	272,291	(68,078)	1,103	3,353	4,625	17,077	12,611	191	2,750	-	-	-	245,923

Operations held for investment:
Amortization of deferred stock compensation	3,466	-	-	-	-	-	-	-	-	-	-	-	3,466
Amortization of favorable and unfavorable contracts, net	206	-	-	-	-	-	-	-	-	-	-	-	206
Non-cash straightline lease expense	2,777	-	-	-	-	-	-	-	-	-	-	-	2,777
Capital lease obligation interest - cash ground rent	(819)	-	(585)	-	-	-	-	-	-	-	-	-	(1,404)
Loss on sale of assets, net	18	-	-	-	-	-	-	-	-	-	-	-	18
Loss on extinguishment of debt	191	-	-	-	-	-	-	(191)	-	-	-	-	-
Closing costs - completed acquisitions	1,965	-	-	-	-	-	-	-	-	-	-	-	1,965
Lawsuit settlement costs, net	158	-	-	-	-	-	-	-	-	-	-	-	158
Prior year property tax and CAM adjustments, net	621	-	-	-	-	-	-	-	-	-	-	-	621
Hotel laundry closing costs	623	-	-	-	-	-	-	-	-	-	-	-	623
Non-controlling interests:
Non-cash straightline lease expense	(450)	-	-	-	-	-	-	-	-	-	-	-	(450)
Prior year property tax adjustments, net	(202)	-	-	-	-	-	-	-	-	-	-	-	(202)
Discontinued operations:
Gain on sale of assets, net	(38,292)	38,292	-	-	-	-	-	-	-	-	-	-	-
Lawsuit settlement costs reversal	(48)	48	-	-	-	-	-	-	-	-	-	-	-
	(29,786)	38,340	(585)	-	-	-	-	(191)	-	-	-	-	7,778

Adjusted EBITDA	$242,505	$(29,738)	$518	$3,353	$4,625	$17,077	$12,611	$-	$2,750	$-	$-	$-	$253,701

*Footnotes on following page

APPENDIX	Page 47

Supplemental Financial Information – Unaudited February 20, 2014

Reconciliation of Pro Forma Net Income to FFO and Adjusted FFO

FY 2012

	Year Ended December 31, 2012
			Acquisition:	Acquisition:	Acquisition:	Acquisition:	Acquisition:	Repayment:	Investment:	Issuance:	Redemption:	Redemption:
		Discontinued	Hyatt	Hilton Garden Inn	Hilton	Boston	Hyatt Regency	Debt &	Preferred	Common	Series A Preferred	Series C Preferred	Pro
(In thousands, except per share amounts)	Actual (1)	Operations (2)	Chicago (3)	Chicago (4)	New Orleans (5)	Park Plaza (6)	San Francisco (7)	Senior Notes (8)	Equity (9)	Stock (10)	Stock (11)	Stock (12)	Forma (13)

Net income	$49,557	$(48,410)	$(2,795)	$1,135	$2,484	$4,364	$1,667	$5,135	$2,750	$-	$-	$-	$15,887
Preferred stock dividends	(29,748)	-	-	-	-	-	-	-	-	-	14,100	6,448	(9,200)
Operations held for investment:
Real estate depreciation and amortization	129,668	-	3,313	2,218	2,141	7,396	10,944	-	-	-	-	-	155,680
Amortization of lease intangibles	4,113	-	-	-	-	-	-	-	-	-	-	-	4,113
Loss on sale of assets, net	18	-	-	-	-	-	-	-	-	-	-	-	18
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(1,761)	-	-	-	-	-	-	-	-	-	-	-	(1,761)
Real estate depreciation and amortization	(5,685)	-	-	-	-	-	-	-	-	-	-	-	(5,685)
Discontinued operations:
Real estate depreciation and amortization	13,164	(13,164)	-	-	-	-	-	-	-	-	-	-	-
Amortization of lease intangibles	14	(14)	-	-	-	-	-	-	-	-	-	-	-
Gain on sale of assets, net	(38,292)	38,292	-	-	-	-	-	-	-	-	-	-	-
FFO	121,048	(23,296)	518	3,353	4,625	11,760	12,611	5,135	2,750	-	14,100	6,448	159,052

Operations held for investment:
Amortization of favorable and unfavorable contracts, net	206	-	-	-	-	-	-	-	-	-	-	-	206
Non-cash straightline lease expense	2,777	-	-	-	-	-	-	-	-	-	-	-	2,777
Write-off of deferred financing fees	3	-	-	-	-	-	-	(3)	-	-	-	-	-
Non-cash interest related to loss on derivatives, net	406	-	-	-	-	-	-	-	-	-	-	-	406
Loss on extinguishment of debt	191	-	-	-	-	-	-	(191)	-	-	-	-	-
Closing costs - completed acquisitions	1,965	-	-	-	-	-	-	-	-	-	-	-	1,965
Lawsuit settlement costs, net	158	-	-	-	-	-	-	-	-	-	-	-	158
Prior year property tax and CAM adjustments, net	621	-	-	-	-	-	-	-	-	-	-	-	621
Hotel laundry closing costs	623	-	-	-	-	-	-	-	-	-	-	-	623
Income tax provision	1,148	-	-	-	-	-	-	-	-	-	-	-	1,148
Non-controlling interests:
Non-cash straightline lease expense	(450)	-	-	-	-	-	-	-	-	-	-	-	(450)
Non-cash interest related to loss on derivative	(1)	-	-	-	-	-	-	-	-	-	-	-	(1)
Prior year property tax adjustments, net	(202)	-	-	-	-	-	-	-	-	-	-	-	(202)
Discontinued operations:
Write-off of deferred financing fees	185	(185)	-	-	-	-	-	-	-	-	-	-	-
Lawsuit settlement costs reversal	(48)	48	-	-	-	-	-	-	-	-	-	-	-
	7,582	(137)	-	-	-	-	-	(194)	-	-	-	-	7,251

Adjusted FFO	$128,630	$(23,433)	$518	$3,353	$4,625	$11,760	$12,611	$4,941	$2,750	$-	$14,100	$6,448	$166,303

FFO per diluted share	$0.95												$0.88

Adjusted FFO per diluted share	$1.01												$0.92

Basic weighted average shares outstanding	127,027									53,449			180,476
Shares associated with unvested restricted stock awards	274									-			274
Diluted weighted average shares outstanding	127,301									53,449			180,750

(1)

Actual represents the Company’s ownership results for the 30 hotels in which the Company had interests as of December 31, 2012, of which 26 hotels were classified as held for investment and four reclassified as discontinued operations.

(2)

Discontinued Operations represents the final distribution of proceeds on a subordinate note held by the Company prior to the purchase of the Royal Palm Miami Beach, along with reimbursements for expenses related to the Royal Palm Miami Beach which was sold in April 2011, plus the ownership results for the Marriott Del Mar which was sold in August 2012, along with the Doubletree Guest Suites Minneapolis, Hilton Del Mar, Marriott Troy and an office building adjacent to the Marriott Troy, which were sold in September 2012.

It also includes the ownership results for the Kahler Grand, Kahler Inn & Suites, Marriott Rochester, Residence Inn by Marriott Rochester and the Rochester commercial laundry facility which were sold in January 2013.

(3)

Acquisition: Hyatt Chicago Magnificent Mile represents prior ownership results for the hotel which was acquired by the Company on June 4, 2012, adjusted for the Company’s pro forma depreciation expense and ground lease payment classified as a capital lease for accounting purposes.

(4)

Acquisition: Hilton Garden Inn Chicago Downtown/Magnificent Mile represents prior ownership results for the hotel which was acquired by the Company on July 19, 2012, adjusted for the Company’s pro forma depreciation expense.

(5)

Acquisition: Hilton New Orleans St. Charles represents prior ownership results for the hotel which was acquired by the Company on May 1, 2013, adjusted for the Company’s pro forma depreciation expense.

(6)

Acquisition: Boston Park Plaza represents prior ownership results for the hotel which was acquired by the Company on July 2, 2013, adjusted for the Company’s pro forma depreciation and interest expense.

(7)

Acquisition: Hyatt Regency San Francisco represents prior ownership results for the hotel which was acquired by the Company on December 2, 2013, adjusted for the Company’s pro forma depreciation expense.

(8)

Repayment: Debt & Senior Notes represents interest, deferred finance fee amortization and deferred finance fees written off on the $32.2 million non-recourse mortgage secured by the Renaissance Long Beach, which was repaid in April 2012, along with interest, accretion of discount, deferred finance fee amortization and loss on extinguishment of debt related to the Company’s repurchase of $4.5 million of its 4.6% Exchangeable Senior Notes in February 2012 and the remaining $58.0 million balance in January 2013.

(9)

Investment: Preferred Equity represents the 11% dividend on the $25.0 million preferred equity investment that the Company retained on the disposition of the four-hotel portfolio (Kahler Grand, Kahler Inn & Suites, Marriott Rochester and Residence Inn by Marriott Rochester) sold in January 2013.

(10)

Issuance: Common Stock represents the 5,454,164 shares issued to the seller of the Hyatt Chicago Magnificent Mile in June 2012, along with the 12,143,273 shares, the 25,300,000 shares, and the 20,000,000 shares issued by the Company in connection with common stock offerings in June 2012, February 2013, and November 2013, respectively.

(11)	Redemption: Series A Preferred Stock represents the dividends paid by the Company on the 7,050,000 shares of its 8.0% cumulative redeemable preferred stock redeemed by the Company in March 2013.
(12)

Redemption: Series C Preferred Stock represents the dividends paid by the Company on the 4,102,564 shares of its 6.45% cumulative convertible redeemable preferred stock redeemed by the Company in May 2013.

(13)

Pro Forma represents the Company’s ownership results and prior ownership results for the pro forma 29 hotel portfolio, as well as the effects of the repayment of debt in April 2012, the Exchangeable Senior Note repurchases in February 2012 and January 2013, the common stock issuances in June 2012, February 2013, and November 2013, the Preferred Equity Investment in January 2013, along with the Series A and Series C Preferred Stock redemptions in March 2013 and May 2013, respectively.

APPENDIX	Page 48

Supplemental Financial Information – Unaudited February 20, 2014

Property-Level EBITDA Reconciliation

Q1 2013

	Hotels sorted by number of rooms	For the Three Months Ended March 31, 2013
				Plus:	Plus:	Plus:	Equals:	Hotel
	(In thousands)	Total	Net Income /	Other			Hotel	EBITDA
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$29,068	$1,195	$450	$5,742	$2,307	$9,694	33.3%
2	Boston Park Plaza	10,778	(3,790)	-	1,849	1,319	(622)	-5.8%
3	Renaissance Washington DC	19,544	1,253	-	2,471	1,930	5,654	28.9%
4	Hyatt Regency San Francisco	18,548	(604)	-	2,736	-	2,132	11.5%
5	Renaissance Orlando at SeaWorld ®	17,263	2,883	-	1,848	1,107	5,838	33.8%
6	Renaissance Harborplace	8,252	(1,926)	-	1,788	1,241	1,103	13.4%
7	Renaissance Los Angeles Airport	6,334	515	-	749	-	1,264	20.0%
8	JW Marriott New Orleans	10,755	2,501	1	1,601	416	4,519	42.0%
9	Hilton North Houston	5,932	(132)	-	932	476	1,276	21.5%
10	Marriott Quincy	5,519	(289)	-	1,141	-	852	15.4%
11	Doubletree Guest Suites Times Square (1)	13,106	(2,579)	1,000	2,288	1,757	2,466	18.8%
12	Hilton Times Square (3)	7,743	(3,867)	270	2,270	1,230	(97)	-1.3%
13	Fairmont Newport Beach	6,302	(187)	-	1,274	-	1,087	17.2%
14	Hyatt Chicago Magnificent Mile (3)	2,736	(3,427)	-	1,528	-	(1,899)	-69.4%
15	Marriott Boston Long Wharf	9,891	(2,146)	-	2,096	2,459	2,409	24.4%
16	Hyatt Regency Newport Beach (3)	4,724	(867)	-	622	-	(245)	-5.2%
17	Marriott Tysons Corner	4,746	(220)	-	944	584	1,308	27.6%
18	Marriott Houston	3,981	2	-	575	299	876	22.0%
19	Renaissance Long Beach	5,715	993	-	601	-	1,594	27.9%
20	Embassy Suites Chicago	4,103	(1,084)	-	855	1,016	787	19.2%
21	Hilton Garden Inn Chicago Downtown/Magnificent Mile	3,272	(683)	-	1,152	-	469	14.3%
22	Renaissance Westchester (3)	2,770	(1,382)	-	404	-	(978)	-35.3%
23	Embassy Suites La Jolla	4,719	(181)	-	907	1,136	1,862	39.5%
24	Marriott Philadelphia	4,142	(108)	-	468	355	715	17.3%
25	Hilton New Orleans St. Charles	3,679	900	-	535	-	1,435	39.0%
26	Marriott Portland	2,643	534	-	326	-	860	32.5%
27	Sheraton Cerritos	3,211	472	-	416	-	888	27.7%
28	Marriott Park City	4,307	1,282	-	368	197	1,847	42.9%
29	Courtyard by Marriott Los Angeles	2,655	550	-	308	-	858	32.3%

	Pro Forma Comparable Portfolio (29 Hotels) (4)	226,438	(10,392)	1,721	38,794	17,829	47,952	21.2%

	Less: Non-Comparable Hotel (5)
	Boston Park Plaza	10,778	(3,790)	-	1,849	1,319	(622)	-5.8%

	Comparable Portfolio (28 Hotels) (6)	215,660	(6,602)	1,721	36,945	16,510	48,574	22.5%

	Less: Prior Ownership (7)
	Hilton New Orleans St. Charles	3,679	900	-	535	-	1,435	39.0%
	Hyatt Regency San Francisco	18,548	(604)	-	2,736	-	2,132	11.5%

	Actual Portfolio (26 Hotels) (8)	$193,433	$(6,898)	$1,721	$33,674	$16,510	$45,007	23.3%

	*Footnotes on page 51.

APPENDIX	Page 49

Supplemental Financial Information – Unaudited February 20, 2014

Property-Level EBITDA Reconciliation

Q1 2012

	Hotels sorted by number of rooms	For the Three Months Ended March 31, 2012
				Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	EBITDA
		Revenues	(Loss)	Adjustments (9)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$30,620	$2,242	$450	$5,674	$2,510	$10,876	35.5%
2	Boston Park Plaza	11,209	(3,242)	-	1,849	1,319	(74)	-0.7%
3	Renaissance Washington DC	13,701	(1,374)	-	1,926	1,960	2,512	18.3%
4	Hyatt Regency San Francisco	18,139	(546)	-	2,736	-	2,190	12.1%
5	Renaissance Orlando at SeaWorld ®	15,650	2,454	-	1,969	1,146	5,569	35.6%
6	Renaissance Harborplace (3)	7,047	(2,588)	-	2,028	1,296	736	10.4%
7	Renaissance Los Angeles Airport	5,677	378	-	688	-	1,066	18.8%
8	JW Marriott New Orleans	8,312	536	1	1,798	585	2,920	35.1%
9	Hilton North Houston (3)	5,919	144	-	945	478	1,567	26.5%
10	Marriott Quincy	4,830	(539)	-	1,228	-	689	14.3%
11	Doubletree Guest Suites Times Square (1)	11,949	(3,168)	1,003	1,983	1,956	1,774	14.8%
12	Hilton Times Square	10,254	(2,373)	270	2,157	1,243	1,297	12.6%
13	Fairmont Newport Beach	6,002	(440)	-	1,353	-	913	15.2%
14	Hyatt Chicago Magnificent Mile	3,813	(2,593)	-	1,950	-	(643)	-16.9%
15	Marriott Boston Long Wharf	8,171	(3,073)	-	2,153	2,486	1,566	19.2%
16	Hyatt Regency Newport Beach	6,619	242	-	656	-	898	13.6%
17	Marriott Tysons Corner	4,708	(46)	-	812	606	1,372	29.1%
18	Marriott Houston (3)	3,950	100	-	568	311	979	24.8%
19	Renaissance Long Beach	4,724	139	-	617	411	1,167	24.7%
20	Embassy Suites Chicago	3,706	(1,426)	-	879	1,047	500	13.5%
21	Hilton Garden Inn Chicago Downtown/Magnificent Mile	3,141	(694)	-	1,109	-	415	13.2%
22	Renaissance Westchester	4,002	(896)	394	386	-	(116)	-2.9%
23	Embassy Suites La Jolla	4,448	(224)	-	903	1,149	1,828	41.1%
24	Marriott Philadelphia	3,947	(208)	-	475	369	636	16.1%
25	Hilton New Orleans St. Charles	3,542	1,026	-	535	-	1,561	44.1%
26	Marriott Portland	2,775	646	-	294	-	940	33.9%
27	Sheraton Cerritos	2,933	261	-	427	-	688	23.5%
28	Marriott Park City	4,286	1,288	-	350	204	1,842	43.0%
29	Courtyard by Marriott Los Angeles	2,621	523	-	306	-	829	31.6%

	Pro Forma Comparable Portfolio (29 Hotels) (4)	216,695	(13,451)	2,118	38,754	19,076	46,497	21.5%

	Less: Non-Comparable Hotel (5)
	Boston Park Plaza	11,209	(3,242)	-	1,849	1,319	(74)	-0.7%

	Comparable Portfolio (28 Hotels) (6)	205,486	(10,209)	2,118	36,905	17,757	46,571	22.7%

	Less: Prior Ownership (7)
	Hyatt Chicago Magnificent Mile	3,813	(2,593)	-	1,950	-	(643)	-16.9%
	Hilton Garden Inn Chicago Downtown/Magnificent Mile	3,141	(694)	-	1,109	-	415	13.2%
	Hilton New Orleans St. Charles	3,542	1,026	-	535	-	1,561	44.1%
	Hyatt Regency San Francisco	18,139	(546)	-	2,736	-	2,190	12.1%

	Actual Portfolio (24 Hotels) (10)	$176,851	$(7,402)	$2,118	$30,575	$17,757	$43,048	24.3%

	*Footnotes on page 51.

APPENDIX	Page 50

Supplemental Financial Information – Unaudited February 20, 2014

Property-Level EBITDA Reconciliation

Q1 2013/2012 Footnotes

(1)	Includes 100% of the operating results for both the Doubletree Guest Suites Times Square and the Hilton San Diego Bayfront.
(2)

Other Adjustments for the three months ended March 31, 2013 include: a total of $1.0 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and JW Marriott New Orleans; and a total of $0.7 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

(3)

Hotel EBITDA for the first quarter of 2013 is impacted by major room renovations at the following hotels: the Hilton Times Square; the Hyatt Chicago Magnificent Mile; the Hyatt Regency Newport Beach; and the Renaissance Westchester. Hotel EBITDA for the first quarter of 2012 is impacted by a total of $0.2 million in property tax credits received at the following hotels: Hilton North Houston $56,000; Marriott Houston $43,000; and Renaissance Harborplace $106,000.

(4)

Pro Forma Comparable Portfolio for the three months ended March 31, 2013 and 2012 includes all hotels held for investment by the Company as of December 31, 2013. Includes prior ownership results and the Company’s pro forma depreciation and interest expense as applicable for the Hyatt Chicago Magnificent Mile acquired on June 4, 2012, the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired on July 19, 2012, the Hilton New Orleans St. Charles acquired on May 1, 2013, the Boston Park Plaza acquired on July 2, 2013, and the Hyatt Regency San Francisco acquired on December 2, 2013.

(5)

Non-Comparable Hotel represents the Boston Park Plaza acquired on July 2, 2013, due to the hotel’s addition of 12 rooms in September 2012 and 100 rooms in January 2013. Includes prior ownership results and the Company’s pro forma adjustments for depreciation and interest expense for both the three months ended March 31, 2013 and 2012. Prior ownership includes management fees reported at the prior owner’s expense of 4.0% of total revenues. Based on the Company’s current contract with the hotel’s third-party manager which assesses management fees at 2.5%, the hotel’s EBITDA would have been $(0.5) million and $0.1 million for the three months ended March 31, 2013 and 2012, respectively.

(6)

Comparable Portfolio represents the Company’s ownership results, prior ownership results and the Company’s pro forma adjustments for depreciation expense as applicable for the 28 Comparable Hotels, which include the Pro Forma Comparable 29 hotels held for investment as of December 31, 2013, excluding the Boston Park Plaza.

(7)

Prior Ownership for the three months ended March 31, 2013 includes prior ownership results and the Company’s pro forma depreciation expense for the Hilton New Orleans St. Charles acquired on May 1, 2013, and the Hyatt Regency San Francisco acquired on December 2, 2013. Prior ownership for the three months ended March 31, 2012 includes prior ownership results and the Company’s pro forma adjustments related to depreciation expense as applicable for the Hyatt Chicago Magnificent Mile acquired on June 4, 2012, the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired on July 19, 2012, the Hilton New Orleans St. Charles acquired on May 1, 2013, and the Hyatt Regency San Francisco acquired on December 2, 2013.

(8)	Actual Portfolio for the three months ended March 31, 2013 includes the Company’s ownership results for all 26 hotels held for investment by the Company as of March 31, 2013.
(9)

Other Adjustments for the three months ended March 31, 2012 include: a total of $1.0 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and JW Marriott New Orleans; a total of $0.7 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans; and $0.4 million in management transition costs at the Renaissance Westchester.

(10)	Actual Portfolio for the three months ended March 31, 2012 includes the Company’s ownership results for all 24 hotels held for investment by the Company as of March 31, 2012.

APPENDIX	Page 51

Supplemental Financial Information – Unaudited February 20, 2014

Property-Level EBITDA Reconciliation

Q2 2013

	Hotels sorted by number of rooms	For the Three Months Ended June 30, 2013
				Plus:	Plus:	Plus:	Equals:	Hotel
	(In thousands)	Total	Net Income /	Other			Hotel	EBITDA
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$30,614	$4,923	$450	$3,609	$2,369	$11,351	37.1%
2	Boston Park Plaza	22,199	5,233	-	1,849	1,328	8,410	37.9%
3	Renaissance Washington DC	23,228	4,319	-	2,493	1,923	8,735	37.6%
4	Hyatt Regency San Francisco	23,210	2,857	-	2,736	-	5,593	24.1%
5	Renaissance Orlando at SeaWorld ®	13,949	1,094	-	1,830	1,112	4,036	28.9%
6	Renaissance Harborplace	11,754	936	-	1,788	1,244	3,968	33.8%
7	Renaissance Los Angeles Airport	6,161	454	-	753	-	1,207	19.6%
8	JW Marriott New Orleans	8,397	1,335	1	1,333	344	3,013	35.9%
9	Hilton North Houston	5,761	(264)	-	906	509	1,151	20.0%
10	Marriott Quincy (3)	7,654	1,821	-	1,139	-	2,960	38.7%
11	Doubletree Guest Suites Times Square (1)	17,958	1,783	997	2,023	1,730	6,533	36.4%
12	Hilton Times Square (3)	14,698	1,302	(78)	2,507	1,236	4,967	33.8%
13	Fairmont Newport Beach	6,901	232	-	1,244	-	1,476	21.4%
14	Hyatt Chicago Magnificent Mile (3)	6,573	(799)	-	1,523	-	724	11.0%
15	Marriott Boston Long Wharf	13,416	941	-	2,097	2,486	5,524	41.2%
16	Hyatt Regency Newport Beach (3)	7,819	698	-	774	-	1,472	18.8%
17	Marriott Tysons Corner	5,484	550	-	794	586	1,930	35.2%
18	Marriott Houston	4,145	173	-	563	301	1,037	25.0%
19	Renaissance Long Beach	5,916	1,222	-	602	-	1,824	30.8%
20	Embassy Suites Chicago (3)	7,760	1,318	-	914	1,022	3,254	41.9%
21	Hilton Garden Inn Chicago Downtown/Magnificent Mile (3)	6,500	1,682	-	1,154	-	2,836	43.6%
22	Renaissance Westchester (3)	4,671	7	-	575	-	582	12.5%
23	Embassy Suites La Jolla	5,091	245	-	888	1,132	2,265	44.5%
24	Marriott Philadelphia	5,345	968	-	466	356	1,790	33.5%
25	Hilton New Orleans St. Charles	3,293	793	-	535	-	1,328	40.3%
26	Marriott Portland	3,946	1,370	-	415	-	1,785	45.2%
27	Sheraton Cerritos	3,159	459	-	411	-	870	27.5%
28	Marriott Park City	1,320	(692)	-	363	197	(132)	-10.0%
29	Courtyard by Marriott Los Angeles	2,783	605	-	309	-	914	32.8%

	Pro Forma Comparable Portfolio (29 Hotels) (4)	279,705	35,565	1,370	36,593	17,875	91,403	32.7%

	Less: Non-Comparable Hotel (5)
	Boston Park Plaza	22,199	5,233	-	1,849	1,328	8,410	37.9%

	Comparable Portfolio (28 Hotels) (6)	257,506	30,332	1,370	34,744	16,547	82,993	32.2%

	Less: Prior Ownership (7)
	Hilton New Orleans St. Charles	1,346	448	-	179	-	627	46.6%
	Hyatt Regency San Francisco	23,210	2,857	-	2,736	-	5,593	24.1%

	Actual Portfolio (27 Hotels) (8)	$232,950	$27,027	$1,370	$31,829	$16,547	$76,773	33.0%

	*Footnotes on page 54.

APPENDIX	Page 52

Supplemental Financial Information – Unaudited February 20, 2014

Property-Level EBITDA Reconciliation

Q2 2012

	Hotels sorted by number of rooms	For the Three Months Ended June 30, 2012
				Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	EBITDA
		Revenues	(Loss)	Adjustments (9)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1) (3)	$30,860	$1,250	$450	$5,683	$2,490	$9,873	32.0%
2	Boston Park Plaza	21,123	4,896	-	1,849	1,328	8,073	38.2%
3	Renaissance Washington DC	20,099	3,219	-	1,954	1,953	7,126	35.5%
4	Hyatt Regency San Francisco	19,652	481	-	2,736	-	3,217	16.4%
5	Renaissance Orlando at SeaWorld ®	13,740	1,256	-	1,938	1,140	4,334	31.5%
6	Renaissance Harborplace	11,299	403	-	1,985	1,286	3,674	32.5%
7	Renaissance Los Angeles Airport	5,668	383	-	702	-	1,085	19.1%
8	JW Marriott New Orleans	8,767	823	1	1,804	763	3,391	38.7%
9	Hilton North Houston	5,656	(226)	-	953	476	1,203	21.3%
10	Marriott Quincy	6,999	1,047	-	1,163	-	2,210	31.6%
11	Doubletree Guest Suites Times Square (1)	17,438	1,533	1,000	1,969	2,097	6,599	37.8%
12	Hilton Times Square	14,321	1,296	270	2,183	1,242	4,991	34.9%
13	Fairmont Newport Beach	6,408	(103)	-	1,349	-	1,246	19.4%
14	Hyatt Chicago Magnificent Mile	7,132	112	143	1,950	-	2,205	30.9%
15	Marriott Boston Long Wharf	12,167	401	-	2,053	2,486	4,940	40.6%
16	Hyatt Regency Newport Beach	7,757	888	-	656	-	1,544	19.9%
17	Marriott Tysons Corner	5,764	695	-	806	602	2,103	36.5%
18	Marriott Houston	3,950	137	-	584	309	1,030	26.1%
19	Renaissance Long Beach	5,207	837	-	606	138	1,581	30.4%
20	Embassy Suites Chicago (3)	7,031	1,630	-	877	1,042	3,549	50.5%
21	Hilton Garden Inn Chicago Downtown/Magnificent Mile	6,057	1,462	-	1,109	-	2,571	42.4%
22	Renaissance Westchester	5,335	276	72	372	-	720	13.5%
23	Embassy Suites La Jolla (3)	4,815	342	-	906	1,146	2,394	49.7%
24	Marriott Philadelphia	4,679	408	-	479	366	1,253	26.8%
25	Hilton New Orleans St. Charles	3,312	953	-	535	-	1,488	44.9%
26	Marriott Portland	3,400	1,090	-	294	-	1,384	40.7%
27	Sheraton Cerritos	2,962	296	-	421	-	717	24.2%
28	Marriott Park City	1,554	(590)	-	371	203	(16)	-1.0%
29	Courtyard by Marriott Los Angeles	2,764	630	-	309	-	939	34.0%

	Pro Forma Comparable Portfolio (29 Hotels) (4)	265,916	25,825	1,936	38,596	19,067	85,424	32.1%

	Less: Non-Comparable Hotel (5)
	Boston Park Plaza	21,123	4,896	-	1,849	1,328	8,073	38.2%

	Comparable Portfolio (28 Hotels) (6)	244,793	20,929	1,936	36,747	17,739	77,351	31.6%

	Less: Prior Ownership (7)
	Hyatt Chicago Magnificent Mile	4,475	(202)	-	1,363	-	1,161	25.9%
	Hilton Garden Inn Chicago Downtown/Magnificent Mile	6,057	1,462	-	1,109	-	2,571	42.4%
	Hilton New Orleans St. Charles	3,312	953	-	535	-	1,488	44.9%
	Hyatt Regency San Francisco	19,652	481	-	2,736	-	3,217	16.4%

	Actual Portfolio (25 Hotels) (10)	$211,297	$18,235	$1,936	$31,004	$17,739	$68,914	32.6%

	*Footnotes on page 54.

APPENDIX	Page 53

Supplemental Financial Information – Unaudited February 20, 2014

Property-Level EBITDA Reconciliation

Q2 2013/2012 Footnotes

(1)	Includes 100% of the operating results for both the Doubletree Guest Suites Times Square and the Hilton San Diego Bayfront.
(2)

Other Adjustments for the three months ended June 30, 2013 include: a total of $1.1 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and  JW Marriott New Orleans; and a total of $0.3 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

(3)

Hotel EBITDA for the second quarter of 2013 is impacted by major room renovations at the following hotels: Hilton Times Square; Hyatt Chicago Magnificent Mile; Hyatt Regency Newport Beach; and Renaissance Westchester. Hotel EBITDA for the second quarter of 2013 is also impacted by a total of $(0.1) million in property tax (assessments) net of credits received at the following hotels: Embassy Suites Chicago $(168,000); Hilton Garden Inn Chicago Downtown/Magnificent Mile $(91,000); Hyatt Chicago Magnificent Mile $(223,000); and Marriott Quincy $376,000;   Hotel EBITDA for the second quarter of 2012 is impacted by a total $(0.1) million in property tax (assessments) net of credits received at the following hotels: Embassy Suites Chicago $611,000; Embassy Suites La Jolla $301,000; and Hilton San Diego Bayfront $(1,061,000).

(4)

Pro Forma Comparable Portfolio for the three months ended June 30, 2013 and 2012 includes all hotels held for investment by the Company as of December 31, 2013. Includes prior ownership results and the Company’s pro forma depreciation and interest expense as applicable for the Hyatt Chicago Magnificent Mile acquired on June 4, 2012, the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired on July 19, 2012, the Hilton New Orleans St. Charles acquired on May 1, 2013, the Boston Park Plaza acquired on July 2, 2013, and the Hyatt Regency San Francisco acquired on December 2, 2013.

(5)

Non-Comparable Hotel represents the Boston Park Plaza acquired on July 2, 2013, due to the hotel’s addition of 12 rooms in September 2012 and 100 rooms in January 2013. Includes prior ownership results and the Company’s pro forma adjustments for depreciation and interest expense for both the three months ended June 30, 2013 and 2012. Prior ownership includes management fees reported at the prior owner’s expense of 4.0% of total revenues. Based on the Company’s current contract with the hotel’s third-party manager which assesses management fees at 2.5%, the hotel’s EBITDA would have been $8.7 million and $8.4 million for the three months ended June 30, 2013 and 2012, respectively.

(6)

Comparable Portfolio represents the Company’s ownership results, prior ownership results and the Company’s pro forma adjustments for depreciation expense as applicable for the 28 Comparable Hotels, which include the Pro Forma Comparable 29 hotels held for investment as of December 31, 2013, excluding the Boston Park Plaza.

(7)

Prior Ownership for the three months ended June 30, 2013 includes prior ownership results and the Company’s pro forma depreciation expense for the Hilton New Orleans St. Charles acquired on May 1, 2013, and the Hyatt Regency San Francisco acquired on December 2, 2013. Prior ownership for the three months ended June 30, 2012 includes prior ownership results and the Company’s pro forma adjustments related to depreciation expense as applicable for the Hyatt Chicago Magnificent Mile acquired on June 4, 2012, the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired on July 19, 2012, the Hilton New Orleans St. Charles acquired on May 1, 2013, and the Hyatt Regency San Francisco acquired on December 2, 2013.

(8)	Actual Portfolio for the three months ended June 30, 2013 includes the Company’s ownership results for all 27 hotels held for investment by the Company as of June 30, 2013.
(9)

Other Adjustments for the three months ended June 30, 2012 include: a total of $1.0 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and  JW Marriott New Orleans; a total of $0.7 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans; $0.1 million in management transition costs at the Renaissance Westchester; and $0.1 million in management transition costs at the Hyatt Chicago Magnificent Mile.

(10)	Actual Portfolio for the three months ended June 30, 2012 includes the Company’s ownership results for all 25 hotels held for investment by the Company as of June 30, 2012.

APPENDIX	Page 54

Supplemental Financial Information – Unaudited February 20, 2014

Property-Level EBITDA Reconciliation

Q3 2013

	Hotels sorted by number of rooms	For the Three Months Ended September 30, 2013
				Plus:	Plus:	Plus:	Equals:	Hotel
	(In thousands)	Total	Net Income /	Other			Hotel	EBITDA
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$33,846	$7,068	$450	$3,244	$2,360	$13,122	38.8%
2	Boston Park Plaza	19,938	2,543	-	2,833	1,338	6,714	33.7%
3	Renaissance Washington DC	16,353	(825)	-	2,422	1,915	3,512	21.5%
4	Hyatt Regency San Francisco	22,627	2,327	-	2,736	-	5,063	22.4%
5	Renaissance Orlando at SeaWorld ®	11,444	(1,267)	-	1,776	1,117	1,626	14.2%
6	Renaissance Harborplace	11,591	704	-	1,756	1,247	3,707	32.0%
7	Renaissance Los Angeles Airport	6,414	620	-	765	-	1,385	21.6%
8	JW Marriott New Orleans	6,757	(293)	1	1,347	503	1,558	23.1%
9	Hilton North Houston	5,079	(756)	-	952	472	668	13.2%
10	Marriott Quincy	7,659	1,170	-	1,140	-	2,310	30.2%
11	Doubletree Guest Suites Times Square (1)	18,125	1,727	998	2,031	1,827	6,583	36.3%
12	Hilton Times Square	13,888	313	92	2,535	1,245	4,185	30.1%
13	Fairmont Newport Beach	7,375	521	-	1,206	-	1,727	23.4%
14	Hyatt Chicago Magnificent Mile	8,480	690	-	1,565	-	2,255	26.6%
15	Marriott Boston Long Wharf	14,866	1,808	-	2,093	2,514	6,415	43.2%
16	Hyatt Regency Newport Beach	9,413	1,363	-	865	-	2,228	23.7%
17	Marriott Tysons Corner	4,547	(120)	-	808	588	1,276	28.1%
18	Marriott Houston	3,613	(191)	-	576	302	687	19.0%
19	Renaissance Long Beach	5,401	740	-	587	-	1,327	24.6%
20	Embassy Suites Chicago	8,003	1,659	-	927	1,028	3,614	45.2%
21	Hilton Garden Inn Chicago Downtown/Magnificent Mile	6,088	1,424	-	1,157	-	2,581	42.4%
22	Renaissance Westchester	4,561	(429)	-	705	-	276	6.1%
23	Embassy Suites La Jolla	5,949	736	-	888	1,129	2,753	46.3%
24	Marriott Philadelphia	4,268	261	-	473	357	1,091	25.6%
25	Hilton New Orleans St. Charles	2,331	94	-	542	-	636	27.3%
26	Marriott Portland	4,741	1,920	-	424	-	2,344	49.4%
27	Sheraton Cerritos	2,992	286	-	405	-	691	23.1%
28	Marriott Park City	1,963	(308)	-	362	198	252	12.8%
29	Courtyard by Marriott Los Angeles	2,902	799	-	308	-	1,107	38.1%

	Pro Forma Comparable Portfolio (29 Hotels) (3)	271,214	24,584	1,541	37,428	18,140	81,693	30.1%

	Less: Non-Comparable Hotel (4)
	Boston Park Plaza	19,938	2,543	-	2,833	1,338	6,714	33.7%

	Comparable Portfolio (28 Hotels) (5)	251,276	22,041	1,541	34,595	16,802	74,979	29.8%

	Less: Prior Ownership (6)
	Hyatt Regency San Francisco	22,627	2,327	-	2,736	-	5,063	22.4%

	Plus: Non-Comparable Hotel Company Results (7)
	Boston Park Plaza	19,938	2,543	-	2,833	1,338	6,714	33.7%

	Actual Portfolio (28 Hotels) (8)	$248,587	$22,257	$1,541	$34,692	$18,140	$76,630	30.8%

*Footnotes on page 57.

APPENDIX	Page 55

Supplemental Financial Information – Unaudited February 20, 2014

Property-Level EBITDA Reconciliation

Q3 2012

	Hotels sorted by number of rooms	For the Three Months Ended September 30, 2012
				Plus:	Plus:	Plus:	Equals:	Hotel
	(In thousands)	Total	Net Income /	Other			Hotel	EBITDA
		Revenues	(Loss)	Adjustments (9)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1) (10)	$30,735	$3,305	$450	$5,688	$2,487	$11,930	38.8%
2	Boston Park Plaza	17,728	2,178	-	1,849	1,337	5,364	30.3%
3	Renaissance Washington DC	10,717	(3,110)	-	1,992	1,945	827	7.7%
4	Hyatt Regency San Francisco	20,222	998	-	2,736	-	3,734	18.5%
5	Renaissance Orlando at SeaWorld ®	11,320	(1,084)	-	1,869	1,145	1,930	17.0%
6	Renaissance Harborplace (10)	9,785	(186)	-	1,893	1,289	2,996	30.6%
7	Renaissance Los Angeles Airport	5,636	166	-	726	-	892	15.8%
8	JW Marriott New Orleans	5,825	(1,846)	1	1,821	626	602	10.3%
9	Hilton North Houston	5,469	(514)	-	962	480	928	17.0%
10	Marriott Quincy	6,559	724	-	1,136	-	1,860	28.4%
11	Doubletree Guest Suites Times Square (1)	17,134	641	1,425	1,995	1,936	5,997	35.0%
12	Hilton Times Square	13,480	67	270	2,324	1,253	3,914	29.0%
13	Fairmont Newport Beach	7,148	235	-	1,292	-	1,527	21.4%
14	Hyatt Chicago Magnificent Mile	7,593	(663)	32	2,559	-	1,928	25.4%
15	Marriott Boston Long Wharf	13,043	820	-	2,085	2,514	5,419	41.5%
16	Hyatt Regency Newport Beach	8,774	1,309	-	637	-	1,946	22.2%
17	Marriott Tysons Corner	4,633	(23)	-	807	605	1,389	30.0%
18	Marriott Houston	3,713	(227)	-	606	310	689	18.6%
19	Renaissance Long Beach	4,308	239	-	584	-	823	19.1%
20	Embassy Suites Chicago	7,165	1,178	-	872	1,049	3,099	43.3%
21	Hilton Garden Inn Chicago Downtown/Magnificent Mile	5,934	1,503	-	1,121	-	2,624	44.2%
22	Renaissance Westchester	4,563	(64)	-	359	-	295	6.5%
23	Embassy Suites La Jolla	5,462	408	-	908	1,143	2,459	45.0%
24	Marriott Philadelphia	3,753	(191)	-	483	368	660	17.6%
25	Hilton New Orleans St. Charles	2,411	177	-	535	-	712	29.5%
26	Marriott Portland	4,137	1,660	-	290	-	1,950	47.1%
27	Sheraton Cerritos	2,748	226	-	406	-	632	23.0%
28	Marriott Park City	1,897	(326)	-	355	204	233	12.3%
29	Courtyard by Marriott Los Angeles	2,830	654	-	310	-	964	34.1%

	Pro Forma Comparable Portfolio (29 Hotels) (3)	244,722	8,254	2,178	39,200	18,691	68,323	27.9%

	Less: Non-Comparable Hotel (4)
	Boston Park Plaza	17,728	2,178	-	1,849	1,337	5,364	30.3%

	Comparable Portfolio (28 Hotels) (5)	226,994	6,076	2,178	37,351	17,354	62,959	27.7%

	Less: Prior Ownership (6)
	Hilton Garden Inn Chicago Downtown/Magnificent Mile	913	367	-	-	-	367	40.2%
	Hilton New Orleans St. Charles	2,411	177	-	535	-	712	29.5%
	Hyatt Regency San Francisco	20,222	998	-	2,736	-	3,734	18.5%

	Actual Portfolio (26 Hotels) (11)	$203,448	$4,534	$2,178	$34,080	$17,354	$58,146	28.6%

*Footnotes on page 57.

APPENDIX	Page 56

Supplemental Financial Information – Unaudited February 20, 2014

Property-Level EBITDA Reconciliation

Q3 2013/2012 Footnotes

(1)	Includes 100% of the operating results for both the Doubletree Guest Suites Times Square and the Hilton San Diego Bayfront.
(2)

Other Adjustments for the three months ended September 30, 2013 include: a total of $1.0 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and  JW Marriott New Orleans; and a total of $0.5 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

(3)

Pro Forma Comparable Portfolio for the three months ended September 30, 2013 and 2012 includes all hotels held for investment by the Company as of December 31, 2013. Includes prior ownership results and the Company’s pro forma depreciation and interest expense as applicable for the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired on July 19, 2012, the Hilton New Orleans St. Charles acquired on May 1, 2013, the Boston Park Plaza acquired on July 2, 2013, and the Hyatt Regency San Francisco acquired on December 2, 2013.

(4)

Non-Comparable Hotel represents the Boston Park Plaza acquired on July 2, 2013, due to the hotel’s addition of 12 rooms in September 2012 and 100 rooms in January 2013. Includes prior ownership results and the Company’s pro forma adjustments for depreciation and interest expense for the three months ended September 30, 2012. Prior ownership includes management fees reported at the prior owner’s expense of 4.0% of total revenues. Based on the Company’s current contract with the hotel’s third-party manager which assesses management fees at 2.5%, the hotel’s EBITDA would have been $5.6 million for the three months ended September 30, 2012.

(5)

Comparable Portfolio represents the Company’s ownership results, prior ownership results and the Company’s pro forma adjustments for depreciation expense as applicable for the 28 Comparable Hotels, which include the Pro Forma Comparable 29 hotels held for investment as of December 31, 2013, excluding the Boston Park Plaza.

(6)

Prior Ownership for the three months ended September 30, 2013 includes prior ownership results and the Company’s pro forma depreciation expense for the Hyatt Regency San Francisco acquired on December 2, 2013. Prior ownership for the three months ended September 30, 2012 includes prior ownership results and the Company’s pro forma adjustments related to depreciation expense as applicable for the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired on July 19, 2012, the Hilton New Orleans St. Charles acquired on May 1, 2013, and the Hyatt Regency San Francisco acquired on December 2, 2013.

(7)

Non-Comparable Hotel Company Results represent the Company’s ownership results for the Boston Park Plaza acquired on July 2, 2013, added back in order to arrive at the total actual results reported by the Company for the three months ended September 30, 2013.

(8)	Actual Portfolio for the three months ended September 30, 2013 includes the Company’s ownership results for all 28 hotels held for investment by the Company as of September 30, 2013.
(9)

Other Adjustments for the three months ended September 30, 2012 include: a total of $1.0 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and  JW Marriott New Orleans; a total of $0.7 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans; $0.4 million in hotel laundry closure costs at the Doubletree Guest Suites Times Square; and $32,000 in management transition costs at the Hyatt Chicago Magnificent Mile.

(10)

Hotel EBITDA for the third quarter of 2012 is impacted by the following: $0.3 million credit related to prior year property tax expense at the Hilton San Diego Bayfront; and $0.2 million credit related to prior year CAM expense at the Renaissance Harborplace.

(11)	Actual Portfolio for the three months ended September 30, 2012 includes the Company’s ownership results for all 26 hotels held for investment by the Company as of September 30, 2012.

APPENDIX	Page 57

Supplemental Financial Information – Unaudited February 20, 2014

Property-Level EBITDA Reconciliation

Q4 2013

	Hotels sorted by number of rooms	For the Three Months Ended December 31, 2013
				Plus:	Plus:	Plus:	Equals:	Hotel
	(In thousands)	Total	Net Income /	Other			Hotel	EBITDA
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$28,587	$2,880	$451	$3,231	$2,327	$8,889	31.1%
2	Boston Park Plaza	17,582	(67)	-	2,854	1,347	4,134	23.5%
3	Renaissance Washington DC (4)	18,668	633	-	2,413	1,908	4,954	26.5%
4	Hyatt Regency San Francisco	22,671	1,346	-	2,736	-	4,082	18.0%
5	Renaissance Orlando at SeaWorld ® (4)	11,152	(891)	-	1,882	1,108	2,099	18.8%
6	Renaissance Harborplace (4)	9,927	(432)	-	1,753	1,236	2,557	25.8%
7	Renaissance Los Angeles Airport (4)	6,181	533	-	770	-	1,303	21.1%
8	JW Marriott New Orleans (4)	9,452	2,054	(4)	1,323	439	3,812	40.3%
9	Hilton North Houston	5,489	(138)	-	918	471	1,251	22.8%
10	Marriott Quincy (4)	7,213	849	-	1,148	-	1,997	27.7%
11	Doubletree Guest Suites Times Square (1)	20,108	3,284	997	2,072	1,816	8,169	40.6%
12	Hilton Times Square	16,180	1,868	91	2,547	1,246	5,752	35.6%
13	Fairmont Newport Beach	5,806	(359)	-	1,163	-	804	13.8%
14	Hyatt Chicago Magnificent Mile	7,407	(142)	-	1,596	-	1,454	19.6%
15	Marriott Boston Long Wharf (4)	12,643	(194)	-	2,119	2,513	4,438	35.1%
16	Hyatt Regency Newport Beach	6,897	79	-	868	-	947	13.7%
17	Marriott Tysons Corner (4)	5,011	26	-	820	583	1,429	28.5%
18	Marriott Houston	3,999	399	-	568	299	1,266	31.7%
19	Renaissance Long Beach (4)	4,726	296	-	589	-	885	18.7%
20	Embassy Suites Chicago	6,620	503	-	929	1,022	2,454	37.1%
21	Hilton Garden Inn Chicago Downtown/Magnificent Mile	4,614	200	-	1,164	-	1,364	29.6%
22	Renaissance Westchester	5,294	143	-	753	-	896	16.9%
23	Embassy Suites La Jolla	4,440	(353)	-	895	1,125	1,667	37.5%
24	Marriott Philadelphia (4)	4,257	185	-	479	355	1,019	23.9%
25	Hilton New Orleans St. Charles (3)	3,524	637	-	544	-	1,181	33.5%
26	Marriott Portland	3,537	1,062	-	420	-	1,482	41.9%
27	Sheraton Cerritos	3,111	427	-	409	-	836	26.9%
28	Marriott Park City	1,497	(552)	-	402	196	46	3.1%
29	Courtyard by Marriott Los Angeles	2,633	535	-	308	-	843	32.0%

	Pro Forma Comparable Portfolio (29 Hotels) (5)	259,226	14,811	1,535	37,673	17,991	72,010	27.8%

	Less: Non-Comparable Hotel (6)
	Boston Park Plaza	17,582	(67)	-	2,854	1,347	4,134	23.5%

	Comparable Portfolio (28 Hotels) (7)	241,644	14,878	1,535	34,819	16,644	67,876	28.1%

	Less: Prior Ownership Results (8)
	Hyatt Regency San Francisco	16,992	2,041	-	1,824	-	3,865	22.7%

	Plus: Non-Comparable Hotel Company Results (9)
	Boston Park Plaza	17,582	(67)	-	2,854	1,347	4,134	23.5%

	Actual Portfolio (29 Hotels) (10)	$242,234	$12,770	$1,535	$35,849	$17,991	$68,145	28.1%

*Footnotes on page 60.

APPENDIX	Page 58

Supplemental Financial Information – Unaudited February 20, 2014

Property-Level EBITDA Reconciliation

Q4 2012

	Hotels sorted by number of rooms	For the Three Months Ended December 31, 2012
				Plus:	Plus:	Plus:	Equals:	Hotel
	(In thousands)	Total	Net Income /	Other			Hotel	EBITDA
		Revenues	(Loss)	Adjustments (11)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$27,923	$261	$451	$5,697	$2,422	$8,831	31.6%
2	Boston Park Plaza	16,074	532	-	1,849	1,333	3,714	23.1%
3	Renaissance Washington DC	20,635	1,247	-	2,388	1,938	5,573	27.0%
4	Hyatt Regency San Francisco	20,403	734	-	2,736	-	3,470	17.0%
5	Renaissance Orlando at SeaWorld ®	14,282	(208)	-	1,857	1,138	2,787	19.5%
6	Renaissance Harborplace	12,845	669	-	1,862	1,279	3,810	29.7%
7	Renaissance Los Angeles Airport	7,051	515	-	732	-	1,247	17.7%
8	JW Marriott New Orleans	9,901	969	2	1,865	422	3,258	32.9%
9	Hilton North Houston	5,325	(369)	-	940	478	1,049	19.7%
10	Marriott Quincy	8,829	1,771	-	1,138	-	2,909	32.9%
11	Doubletree Guest Suites Times Square (1)	21,658	4,920	1,001	2,019	1,797	9,737	45.0%
12	Hilton Times Square	16,569	2,544	269	2,206	1,270	6,289	38.0%
13	Fairmont Newport Beach	6,217	(281)	-	1,289	-	1,008	16.2%
14	Hyatt Chicago Magnificent Mile	7,250	(654)	-	2,149	-	1,495	20.6%
15	Marriott Boston Long Wharf	13,908	270	-	2,092	2,514	4,876	35.1%
16	Hyatt Regency Newport Beach	5,488	(374)	-	629	-	255	4.6%
17	Marriott Tysons Corner	6,774	971	-	796	601	2,368	35.0%
18	Marriott Houston	3,436	(164)	-	588	308	732	21.3%
19	Renaissance Long Beach	5,816	406	199	591	-	1,196	20.6%
20	Embassy Suites Chicago	6,467	1,260	-	863	1,044	3,167	49.0%
21	Hilton Garden Inn Chicago Downtown/Magnificent Mile	5,184	945	-	1,152	-	2,097	40.5%
22	Renaissance Westchester	5,040	188	-	393	-	581	11.5%
23	Embassy Suites La Jolla	4,305	(251)	-	908	1,139	1,796	41.7%
24	Marriott Philadelphia	5,988	727	-	485	364	1,576	26.3%
25	Hilton New Orleans St. Charles	3,002	328	-	536	-	864	28.8%
26	Marriott Portland	3,221	996	-	289	-	1,285	39.9%
27	Sheraton Cerritos	3,016	440	-	412	-	852	28.2%
28	Marriott Park City	1,756	(374)	-	363	202	191	10.9%
29	Courtyard by Marriott Los Angeles (3)	2,610	812	-	307	-	1,119	42.9%

	Pro Forma Comparable Portfolio (29 Hotels) (5)	270,973	18,830	1,922	39,131	18,249	78,132	28.8%

	Less: Non-Comparable Hotel (6)
	Boston Park Plaza	16,074	532	-	1,849	1,333	3,714	23.1%

	Comparable Portfolio (28 Hotels) (7)	254,899	18,298	1,922	37,282	16,916	74,418	29.2%

	Less: Prior Ownership (8)
	Hilton New Orleans St. Charles	3,002	328	-	536	-	864	28.8%
	Hyatt Regency San Francisco	20,403	734	-	2,736	-	3,470	17.0%

	Actual Portfolio (26 Hotels) (12)	$231,494	$17,236	$1,922	$34,010	$16,916	$70,084	30.3%

*Footnotes on page 60.

APPENDIX	Page 59

Supplemental Financial Information – Unaudited February 20, 2014

Property-Level EBITDA Reconciliation
Q4 2013/2012 Footnotes

(1)	Includes 100% of the operating results for both the Doubletree Guest Suites Times Square and the Hilton San Diego Bayfront.
(2)

Other Adjustments for the three months ended December 31, 2013 include: a total of $1.0 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and JW Marriott New Orleans; and a total of $0.5 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

(3)

Hotel EBITDA for the fourth quarter of 2013 is impacted by an additional expense of $0.3 million related to fees incurred for a successful real estate tax appeal at the Hilton New Orleans St. Charles, the benefit of which will not be recorded until 2014.  Hotel EBITDA for the fourth quarter of 2012 is impacted by a $0.2 million credit related to prior year property tax expense at the Courtyard by Marriott Los Angeles.

(4)

Hotel EBITDA at the Company’s 10 Marriott-managed hotels is impacted by Marriott’s conversion in 2013 from a 13-period fiscal calendar to a standard 12-month calendar, which caused there to be 20 less days in the fourth quarter of 2013 as compared to the fourth quarter of 2012.

(5)

Pro Forma Comparable Portfolio for the three months ended December 31, 2013 and 2012 includes all hotels held for investment by the Company as of December 31, 2013. Includes prior ownership results and the Company’s pro forma depreciation and interest expense as applicable for the Hilton New Orleans St. Charles acquired on May 1, 2013, the Boston Park Plaza acquired on July 2, 2013, and the Hyatt Regency San Francisco acquired on December 2, 2013.

(6)

Non-Comparable Hotel represents the Boston Park Plaza acquired on July 2, 2013, due to the hotel’s addition of 12 rooms in September 2012 and 100 rooms in January 2013. Includes prior ownership results and the Company’s pro forma adjustments for depreciation and interest expense for the three months ended December 31, 2012. Prior ownership includes management fees reported at the prior owner’s expense of 4.0% of total revenues. Based on the Company’s current contract with the hotel’s third-party manager which assesses management fees at 2.5%, the hotel’s EBITDA would have been $4.0 million for the three months ended December 31, 2012.

(7)

Comparable Portfolio represents the Company’s ownership results, prior ownership results and the Company’s pro forma adjustments for depreciation expense as applicable for the 28 Comparable Hotels, which include the Pro Forma Comparable 29 hotels held for investment as of December 31, 2013, excluding the Boston Park Plaza.

(8)

Prior Ownership for the three months ended December 31, 2013 includes prior ownership results and the Company’s pro forma depreciation expense for the Hyatt Regency San Francisco acquired on December 2, 2013. Prior ownership for the three months ended December 31, 2012 includes prior ownership results and the Company’s pro forma adjustments related to depreciation expense as applicable for the Hilton New Orleans St. Charles acquired on May 1, 2013, and the Hyatt Regency San Francisco acquired on December 2, 2013.

(9)

Non-Comparable Hotel Company Results represent the Company’s ownership results for the Boston Park Plaza acquired on July 2, 2013, added back in order to arrive at the total actual results reported by the Company for the three months ended December 31, 2013.

(10)	Actual Portfolio for the three months ended December 31, 2013 includes the Company’s ownership results for all 29 hotels held for investment by the Company as of December 31, 2013.
(11)

Other Adjustments for the three months ended December 31, 2012 include: a total of $1.0 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and  JW Marriott New Orleans; a total of $0.7 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans; and $0.2 million in hotel laundry closure costs at the Renaissance Long Beach.

(12)	Actual Portfolio for the three months ended December 31, 2012 includes the Company’s ownership results for all 26 hotels held for investment by the Company as of December 31, 2012.

APPENDIX	Page 60

Supplemental Financial Information – Unaudited February 20, 2014

Property-Level EBITDA Reconciliation

FY 2013

	Hotels sorted by number of rooms	For the Year Ended December 31, 2013
				Plus:	Plus:	Plus:	Equals:	Hotel
	(In thousands)	Total	Net Income /	Other			Hotel	EBITDA
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$122,115	$16,066	$1,801	$15,826	$9,363	$43,056	35.3%
2	Boston Park Plaza	70,497	3,919	-	9,385	5,332	18,636	26.4%
3	Renaissance Washington DC	77,793	5,380	-	9,799	7,676	22,855	29.4%
4	Hyatt Regency San Francisco	87,056	5,926	-	10,944	-	16,870	19.4%
5	Renaissance Orlando at SeaWorld ®	53,808	1,819	-	7,336	4,444	13,599	25.3%
6	Renaissance Harborplace	41,524	(718)	-	7,085	4,968	11,335	27.3%
7	Renaissance Los Angeles Airport	25,090	2,122	-	3,037	-	5,159	20.6%
8	JW Marriott New Orleans	35,361	5,597	(1)	5,604	1,702	12,902	36.5%
9	Hilton North Houston	22,261	(1,290)	-	3,708	1,928	4,346	19.5%
10	Marriott Quincy (3)	28,045	3,551	-	4,568	-	8,119	28.9%
11	Doubletree Guest Suites Times Square (1)	69,297	4,215	3,992	8,414	7,130	23,751	34.3%
12	Hilton Times Square (3)	52,509	(384)	375	9,859	4,957	14,807	28.2%
13	Fairmont Newport Beach	26,384	207	-	4,887	-	5,094	19.3%
14	Hyatt Chicago Magnificent Mile (3)	25,196	(3,678)	-	6,212	-	2,534	10.1%
15	Marriott Boston Long Wharf	50,816	409	-	8,405	9,972	18,786	37.0%
16	Hyatt Regency Newport Beach (3)	28,853	1,273	-	3,129	-	4,402	15.3%
17	Marriott Tysons Corner	19,788	236	-	3,366	2,341	5,943	30.0%
18	Marriott Houston	15,738	383	-	2,282	1,201	3,866	24.6%
19	Renaissance Long Beach	21,758	3,251	-	2,379	-	5,630	25.9%
20	Embassy Suites Chicago (3)	26,486	2,396	-	3,625	4,088	10,109	38.2%
21	Hilton Garden Inn Chicago Downtown/Magnificent Mile (3)	20,474	2,623	-	4,627	-	7,250	35.4%
22	Renaissance Westchester (3)	17,296	(1,661)	-	2,437	-	776	4.5%
23	Embassy Suites La Jolla	20,199	447	-	3,578	4,522	8,547	42.3%
24	Marriott Philadelphia	18,012	1,306	-	1,886	1,423	4,615	25.6%
25	Hilton New Orleans St. Charles (3)	12,827	2,424	-	2,156	-	4,580	35.7%
26	Marriott Portland	14,867	4,886	-	1,585	-	6,471	43.5%
27	Sheraton Cerritos	12,473	1,644	-	1,641	-	3,285	26.3%
28	Marriott Park City	9,087	(270)	-	1,495	788	2,013	22.2%
29	Courtyard by Marriott Los Angeles	10,973	2,489	-	1,233	-	3,722	33.9%

	Pro Forma Comparable Portfolio (29 Hotels) (4)	1,036,583	64,568	6,167	150,488	71,835	293,058	28.3%

	Less: Non-Comparable Hotel (5)
	Boston Park Plaza	70,497	3,919	-	9,385	5,332	18,636	26.4%

	Comparable Portfolio (28 Hotels) (6)	966,086	60,649	6,167	141,103	66,503	274,422	28.4%

	Less: Prior Ownership (7)
	Hilton New Orleans St. Charles	5,025	1,348	-	714	-	2,062	41.0%
	Hyatt Regency San Francisco	81,377	6,621	-	10,032	-	16,653	20.5%

	Plus: Non-Comparable Hotel Company Results (8)
	Boston Park Plaza	37,520	2,476	-	5,687	2,685	10,848	28.9%

	Actual Portfolio (29 Hotels) (9)	$917,204	$55,156	$6,167	$136,044	$69,188	$266,555	29.1%

*Footnotes on page 63.

APPENDIX	Page 61

Supplemental Financial Information – Unaudited February 20, 2014

Property-Level EBITDA Reconciliation

FY 2012

	Hotels sorted by number of rooms	For the Year Ended December 31, 2012
				Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	EBITDA
		Revenues	(Loss)	Adjustments (10)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1) (3)	$120,138	$7,058	$1,801	$22,742	$9,909	$41,510	34.6%
2	Boston Park Plaza	66,134	4,364	-	7,396	5,317	17,077	25.8%
3	Renaissance Washington DC	65,152	(18)	-	8,260	7,796	16,038	24.6%
4	Hyatt Regency San Francisco	78,416	1,667	-	10,944	-	12,611	16.1%
5	Renaissance Orlando at SeaWorld ®	54,992	2,418	-	7,633	4,569	14,620	26.6%
6	Renaissance Harborplace (3)	40,976	(1,702)	-	7,768	5,150	11,216	27.4%
7	Renaissance Los Angeles Airport	24,032	1,442	-	2,848	-	4,290	17.9%
8	JW Marriott New Orleans	32,805	482	5	7,288	2,396	10,171	31.0%
9	Hilton North Houston (3)	22,369	(965)	-	3,800	1,912	4,747	21.2%
10	Marriott Quincy	27,217	3,003	-	4,665	-	7,668	28.2%
11	Doubletree Guest Suites Times Square (1)	68,179	3,926	4,429	7,966	7,786	24,107	35.4%
12	Hilton Times Square	54,624	1,534	1,079	8,870	5,008	16,491	30.2%
13	Fairmont Newport Beach	25,775	(589)	-	5,283	-	4,694	18.2%
14	Hyatt Chicago Magnificent Mile	25,788	(3,798)	175	8,608	-	4,985	19.3%
15	Marriott Boston Long Wharf	47,289	(1,582)	-	8,383	10,000	16,801	35.5%
16	Hyatt Regency Newport Beach	28,638	2,065	-	2,578	-	4,643	16.2%
17	Marriott Tysons Corner	21,879	1,597	-	3,221	2,414	7,232	33.1%
18	Marriott Houston (3)	15,049	(154)	-	2,346	1,238	3,430	22.8%
19	Renaissance Long Beach	20,055	1,621	199	2,398	549	4,767	23.8%
20	Embassy Suites Chicago (3)	24,369	2,642	-	3,491	4,182	10,315	42.3%
21	Hilton Garden Inn Chicago Downtown/Magnificent Mile	20,316	3,216	-	4,491	-	7,707	37.9%
22	Renaissance Westchester	18,940	(496)	466	1,510	-	1,480	7.8%
23	Embassy Suites La Jolla (3)	19,030	275	-	3,625	4,577	8,477	44.5%
24	Marriott Philadelphia	18,367	736	-	1,922	1,467	4,125	22.5%
25	Hilton New Orleans St. Charles	12,267	2,484	-	2,141	-	4,625	37.7%
26	Marriott Portland	13,533	4,392	-	1,167	-	5,559	41.1%
27	Sheraton Cerritos	11,659	1,223	-	1,666	-	2,889	24.8%
28	Marriott Park City	9,493	(2)	-	1,439	813	2,250	23.7%
29	Courtyard by Marriott Los Angeles (3)	10,825	2,619	-	1,232	-	3,851	35.6%

	Pro Forma Comparable Portfolio (29 Hotels) (4)	998,306	39,458	8,154	155,681	75,083	278,376	27.9%

	Less: Non-Comparable Hotel (5)
	Boston Park Plaza	66,134	4,364	-	7,396	5,317	17,077	25.8%

	Comparable Portfolio (28 Hotels) (6)	932,172	35,094	8,154	148,285	69,766	261,299	28.0%

	Less: Prior Ownership (7)
	Hyatt Chicago Magnificent Mile	8,288	(2,795)	-	3,313	-	518	6.3%
	Hilton Garden Inn Chicago Downtown/Magnificent Mile	10,111	1,135	-	2,218	-	3,353	33.2%
	Hilton New Orleans St. Charles	12,267	2,484	-	2,141	-	4,625	37.7%
	Hyatt Regency San Francisco	78,416	1,667	-	10,944	-	12,611	16.1%

	Actual Portfolio (26 Hotels) (11)	$823,090	$32,603	$8,154	$129,669	$69,766	$240,192	29.2%

*Footnotes on page 63.

APPENDIX	Page 62

Supplemental Financial Information – Unaudited February 20, 2014

Property-Level EBITDA Reconciliation

FY 2013/2012 Footnotes

(1)	Includes 100% of the operating results for both the Doubletree Guest Suites Times Square and the Hilton San Diego Bayfront.
(2)

Other Adjustments for the year ended December 31, 2013 include: a total of $4.1 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and JW Marriott New Orleans; and a total of $2.1 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

(3)

Hotel EBITDA for 2013 is impacted by major room renovations during the first half of the year at the following hotels: Hilton Times Square; Hyatt Chicago Magnificent Mile; Hyatt Regency Newport Beach; and Renaissance Westchester. Hotel EBITDA for 2013 is also impacted by: (1) additional expense of $0.3 million related to fees incurred for a successful real estate tax appeal at the Hilton New Orleans St. Charles, the benefit of which will not be recorded until 2014; and (2) a total of $(0.1) million in prior year property tax (assessments) net of credits received at the following hotels: Embassy Suites Chicago $(168,000); Hilton Garden Inn Chicago Downtown/Magnificent Mile $(91,000); Hyatt Chicago Magnificent Mile $(223,000); and Marriott Quincy $376,000. Hotel EBITDA for 2012 is impacted by: (1) $0.2 million credit related to prior year CAM expense at the Renaissance Harborplace; and (2) a total of $0.5 million in property tax credits net of (assessments) received at the following hotels: Courtyard by Marriott Los Angeles $208,000;  Embassy Suites Chicago $611,000; Embassy Suites La Jolla $301,000; Hilton North Houston $56,000; Hilton San Diego Bayfront $(811,000); Marriott Houston $43,000; and Renaissance Harborplace $106,000.

(4)

Pro Forma Comparable Portfolio for the years ended December 31, 2013 and 2012 includes all 29 hotels held for investment by the Company as of December 31, 2013. Includes the Company’s ownership results, prior ownership results and the Company’s pro forma depreciation and interest expense as applicable for the Hyatt Chicago Magnificent Mile acquired on June 4, 2012, the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired on July 19, 2012, the Hilton New Orleans St. Charles acquired on May 1, 2013, the Boston Park Plaza acquired on July 2, 2013, and the Hyatt Regency San Francisco acquired on December 2, 2013.

(5)

Non-Comparable Hotel represents the Boston Park Plaza acquired on July 2, 2013, due to the hotel’s addition of 12 rooms in September 2012 and 100 rooms in January 2013. Includes prior ownership results and the Company’s pro forma adjustments for depreciation and interest expense for both the years ended December 31, 2013 and 2012. Prior ownership includes management fees reported at the prior owner’s expense of 4.0% of total revenues. Based on the Company’s current contract with the hotel’s third-party manager which assesses management fees at 2.5%, the hotel’s EBITDA would have been $19.1 million and $18.1 million for the years ended December 31, 2013 and 2012, respectively.

(6)

Comparable Portfolio represents the Company’s ownership results, prior ownership results and the Company’s pro forma adjustments for depreciation expense as applicable for the 28 Comparable Hotels, which include the Pro Forma Comparable 29 hotels held for investment as of December 31, 2013, excluding the Boston Park Plaza.

(7)

Prior Ownership for the year ended December 31, 2013 includes prior ownership results and the Company’s pro forma depreciation expense for the Hilton New Orleans St. Charles acquired on May 1, 2013, and the Hyatt Regency San Francisco acquired on December 2, 2013. Prior ownership for the year ended December 31, 2012 includes prior ownership results and the Company’s pro forma adjustments related to depreciation expense as applicable for the Hyatt Chicago Magnificent Mile acquired on June 4, 2012, the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired on July 19, 2012, the Hilton New Orleans St. Charles acquired on May 1, 2013, and the Hyatt Regency San Francisco acquired on December 2, 2013.

(8)

Non-Comparable Hotel Company Results represent the Company’s ownership results for the Boston Park Plaza acquired on July 2, 2013, added back in order to arrive at the total actual results reported by the Company for the year ended December 31, 2013.

(9)	Actual Portfolio for the year ended December 31, 2013 includes the Company’s ownership results for all 29 hotels held for investment by the Company as of December 31, 2013.
(10)

Other Adjustments for the year ended December 31, 2012 include: a total of $4.1 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and  JW Marriott New Orleans; a total of $2.8 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans; $0.4 million in hotel laundry closure costs at the Doubletree Guest Suites Times Square; $0.2 million in hotel laundry closure costs at the Renaissance Long Beach; $0.5 million in management company transition costs at the Renaissance Westchester; and $0.2 million in management company transition costs at the Hyatt Chicago Magnificent Mile.

(11)	Actual Portfolio for the year ended December 31, 2012 includes the Company’s ownership results for all 26 hotels held for investment by the Company as of December 31, 2012.

APPENDIX	Page 63

Supplemental Financial Information – Unaudited February 20, 2014

2013 Marriott Accounting Conversion

Beginning in 2013, Marriott switched from a 13-period accounting calendar to a standard 12-month calendar; however Marriott’s 2013 calendar will contain an additional three days, December 29, 2012 through December 31, 2012. The following details the approximate adjustments that would be required to convert the Company’s 2012 Comparable Portfolio Total Revenue as reported to a standard 12-month calendar (in thousands):

	Q1		Q2		Q3		Q4		Full Year
Total Revenue as reported (1)	$183,805	21.8%	$221,829	26.4%	$204,361	24.3%	$231,494	27.5%	$841,489	100.0%
Marriott-managed room revenue adjustment (2)	4,156		4,923		4,244		(12,463)		860
	$187,961	22.3%	$226,752	26.9%	$208,605	24.8%	$219,031	26.0%	$842,349	100.0%

(1)	Includes the Company’s ownership results and prior ownership results for the 26 hotel portfolio held for investment by the Company as of December 31, 2012.
(2)

Includes the adjustments needed to convert Marriott’s room revenue as reported from a 13-period basis to a standard 12-month calendar basis. Due to the fact that Marriott’s 2012 fiscal year began on December 31, 2011, and ended on December 28, 2012, the conversion to a standard 12-month calendar basis adds $0.9 million in room revenue by subtracting December 31, 2011 from the 2012 fiscal year, and adding December 29, 2012 through December 31, 2012 to the 2012 calendar year.

APPENDIX	Page 64